RENN Fund, Inc.
11520 NORTH CENTRAL EXPRESSWAY, SUITE 162
DALLAS, TEXAS 75243

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 5, 2017

Dear Shareholder:
Important information regarding a special shareholders meeting of RENN Fund, Inc. (the “Fund”) is enclosed. We encourage you to review it carefully.
This special meeting is being called because on October 19, 2016, the Fund announced that it had entered into a Letter of Intent with Horizon Kinetics LLC (“Horizon Kinetics”) under which Horizon Asset Management LLC (“Horizon”), a registered investment adviser and subsidiary of Horizon Kinetics, would become the new investment manager for the Fund. This action was based on a determination by the Fund’s Board of Directors that the engagement of Horizon would be more beneficial to our shareholders than proceeding with the previously-approved complete liquidation and dissolution of the Fund. Therefore, the Board is now seeking your approval for the following proposals, which the Board approved at meetings held on October 12, 2016, December 16, 2016, and January 20, 2017:
•	a proposal to approve a new investment advisory agreement with Horizon;
•	a proposal to revoke the Plan of Liquidation and Dissolution approved at the Fund’s 2016 Annual Meeting of Shareholders;
•	a proposal to elect four new members to the Board; and
•	a proposal to ratify the appointment of the Fund’s auditor for the fiscal year ended December 31, 2016.
While the proposals are discussed in greater detail in the enclosed Proxy Statement, which we urge you to review carefully, we have prepared answers to what we anticipate may be some of your questions regarding the proposals on the next few pages.
For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote FOR the proposals.
Please use the enclosed proxy card to authorize the named proxies to cast your votes by signing, dating, and returning your proxy card in the enclosed postage-paid envelope. You may also have the ability to submit a proxy by telephone or internet; please consult the enclosed proxy card or voting instruction form for further guidance.
On behalf of the Fund, I thank you for your continued support.
Sincerely,
Russell Cleveland
President, CEO, and CFO of the Fund
April 28, 2017

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QUESTIONS AND ANSWERS REGARDING THE SPECIAL MEETING
AND THE PROXY STATEMENT
By its nature, the following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found later in the materials. For that reason, the information below is qualified in its entirety by reference to the attached Proxy Statement and the proposed Investment Advisory Agreement, which is appended to it as Exhibit A.
Q. WHY IS THE FUND HOLDING A SPECIAL MEETING?
A. As described in the Proxy Statement, you are being asked to vote and approve four (4) proposals (collectively, the “Proposals”): (Proposal One) to approve a new investment advisory agreement with Horizon Asset Management LLC
(“Horizon”); (Proposal Two) to approve the revocation of the Plan of Liquidation and Dissolution that was approved at the Fund’s 2016 Annual Meeting of Shareholders; (Proposal Three) to elect four new directors to oversee the Fund; and (Proposal Four) to ratify the appointment by the Fund’s Board of Directors of BKD, LLP, as the auditor of the Fund for the fiscal year ended December 31, 2016.
On October 19, 2016, the Fund announced that its Board of Directors (the “Board” or the “Directors”) approved a Letter of Intent with Horizon Kinetics LLC (“Horizon Kinetics”), on behalf of one of its wholly owned registered investment advisers, to become the new investment manager for the Fund. As contemplated by the Letter of Intent, the proposed investment advisory agreement provides that Horizon will become the new investment manager to the Fund and will not receive any management fee on net assets less than $25 million, and thereafter will charge a management fee of 1.0% on net assets above $25 million.
The shareholders of the Fund, upon the recommendation of the Board, previously approved the liquidation and dissolution of the Fund at the Annual Meeting of Shareholders held on August 4, 2016. The Board was subsequently contacted by Horizon Kinetics, which ultimately proposed the terms of the engagement of Horizon as investment adviser for the Fund that are the basis for Proposal One. Based on its determination that the engagement of Horizon as investment adviser to the Fund on the terms described above is in the best interests of the Fund and its shareholders, and preferable to the liquidation and dissolution of the Fund, the Board approved, at its October 19, 2016, meeting, a proposal to revoke the Plan of Liquidation and Dissolution previously approved by the Board and the shareholders. Such a revocation requires the approval of the Fund’s shareholders in accordance with Texas law and the Fund’s articles of incorporation. Proposals One and Three to be voted upon at the Special Meeting are contingent upon the approval of the Proposal to revoke the Plan of Liquidation and Dissolution (Proposal Two). Likewise, the proposal to revoke the Plan of Liquidation and Dissolution (Proposal Two) is contingent upon the approval of Proposals One and Three.
Upon approval of the Proposals, the Fund and Horizon will enter into the investment advisory agreement in the form attached as Exhibit A to this Proxy Statement, and the Fund’s advisory agreement with its current investment adviser, RENN Capital Group, Inc. (“RENN Group”), will be terminated.
The Fund operates as a registered, non-diversified, closed-end investment company under the Investment Company Act of 1940 (the “1940 Act”) and qualifies for tax treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.
Shareholders are also being asked to vote on new Directors of the Fund. Mr. Russell Cleveland, who is currently considered an “interested” Director, will continue to serve as an “interested” Director. Current Directors J. Philip McCormick, Ernest C. Hill and Charles C. Pierce, Jr., will resign upon approval of the new Directors by shareholders.
Q. WHO IS PAYING FOR EXPENSES RELATED TO THE PROXY SOLICITATION AND SHAREHOLDER MEETING?
A. The expenses, including legal expenses, printing, packaging and postage, plus the costs of any supplementary solicitation, will be borne by Horizon Kinetics or one of its affiliates.
i

QUESTIONS AND ANSWERS RELATED TO PROPOSAL ONE
Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT?
A. The 1940 Act, which regulates investment companies such as the Fund, requires shareholders of the Fund to vote to approve the Fund’s new advisory contract with Horizon so that the Fund may continue to receive advisory services. Horizon will receive its advisory fees described below if shareholders approve the new advisory agreement.
Q. HOW WILL THE NEW ADVISORY AGREEMENT AFFECT ME AS A FUND SHAREHOLDER?
A. You will still own the same shares in the same Fund. With the exception of a lower fee structure as described in the answer to the following question, effective dates and time periods of the agreements, the new investment advisory agreement is substantially similar to the agreement it will replace.
Horizon will modify the current investment strategy of the Fund to include a value discipline that is consistent with Horizon Kinetics’ long-term, fundamental value approach, which is summarized in the Proxy Statement. Horizon has reviewed the Fund’s current portfolio holdings in light of its proposed investment strategy and has advised the Fund that it does not expect the implementation of Horizon’s investment approach to create any immediate portfolio turnover.
While the change in investment adviser is not expected to affect the Fund’s status as a regulated investment company qualified for tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended, in the event the Fund were to lose such status, the Fund would thereafter be taxed as a corporation. In that event, the Fund would become subject to income taxation at the entity level at normal corporate tax rates, and distributions to shareholders generally would be subject to taxation as dividends.
Q. WILL THE INVESTMENT ADVISORY FEES CHANGE AS A RESULT OF THE NEW INVESTMENT ADVISORY AGREEMENT?
A. Yes. The Proposal to approve the new investment advisory agreement will decrease the investment advisory fees. Under the proposed agreement with Horizon, Horizon will not charge a management fee on net assets that are less than $25 million. Additionally, the fee payable to Horizon thereafter will be 1.0% of net assets above $25 million. The existing management agreement with RENN Group provides for a management fee of 1.75% on all net assets. Any change to the foregoing management fee that will be payable to Horizon would require approval by the Board and the shareholders of the Fund.
QUESTIONS AND ANSWERS RELATED TO PROPOSAL TWO
Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSAL TO REVOKE THE PLAN OF LIQUIDATION AND DISSOLUTION OF THE FUND PREVIOUSLY APPROVED BY THE SHAREHOLDERS?
A. The Board, based upon the prior recommendation of RENN Group, the Fund’s current investment adviser, previously determined that approving and recommending to the shareholders a Proposal to liquidate and dissolve the Fund (the “Liquidation Proposal”) would be in the best interests of the Fund and its shareholders. The Board unanimously adopted and approved a Plan of Liquidation and Dissolution (the “Plan of Liquidation”), and shareholders subsequently approved the Liquidation Proposal. Since that time, the Board was approached by, and engaged in extensive discussions with, Horizon Kinetics regarding an alternative solution to the Plan of Liquidation. Ultimately, the Board determined that it is in the best interest of the Fund and its shareholders not to liquidate and dissolve the Fund and, instead, to engage Horizon to serve as the new investment adviser to the Fund on the terms described in this Proxy Statement. The Fund has entered into a Letter of Intent with Horizon Kinetics whereby its wholly owned investment adviser subsidiary, Horizon, would assume management of the Fund, subject to shareholder approval of the proposed investment advisory agreement between the Fund and Horizon and the revocation of the Plan of Liquidation. The revocation of the Plan of Liquidation is contingent upon shareholder approval of Proposals One and Three. Further discussion of the rationale for the Proposal to revoke the Plan of Liquidation can be found in the discussion of Proposal Two in the Proxy Statement, under the caption “Rationale for the Proposal to Revoke the Plan of Liquidation.”

QUESTIONS AND ANSWERS RELATED TO PROPOSAL THREE
Q. WHO ARE THE NOMINEES FOR ELECTION AS DIRECTORS?
A. One incumbent Director, Russell Cleveland, will continue to serve as a Director of the Fund. Mr. Cleveland is an “interested” Director by virtue of being an officer of the Cleveland Family Limited Partnership, which owns more than 5% of the Fund’s securities. Four additional persons, Murray Stahl and Eric Sites, both of whom are employees of Horizon Kinetics and will also be considered “interested” Directors, and Alice C. Brennan and Herbert M. Chain, are standing for election to the Board of the Fund. It is anticipated that Mr. Stahl will serve as Chairman of the Board if elected. The election of the Directors will be effective upon shareholder approval. J. Philip McCormick, Ernest C. Hill and Charles C. Pierce, Jr., who currently serve as Directors, will resign upon approval of the aforementioned proposed Directors by shareholders. Information about each of the nominees is set forth in the Proxy Statement.
Q. HOW MANY OF THE NOMINEES WILL BE “INDEPENDENT” DIRECTORS IF ELECTED?
A. Alice C. Brennan and Herbert M. Chain will be considered independent Directors if elected by the shareholders. Independent Directors have no affiliation with Horizon Kinetics or Horizon, the proposed investment manager, or with the Fund, apart from any personal investments they currently have or choose to make in the Fund as private individuals.
Independent Directors play a critical role in overseeing Fund operations and representing the interests of the Fund’s shareholders.
Q. HOW LONG WILL EACH DIRECTOR SERVE?
A. The Fund’s Board is divided into three classes, with each class serving a staggered three-year term. Each nominee for election as a Director will serve until the expiration of such Director’s term (which varies, depending on the Director’s applicable class) and until his or her successor is elected and qualified or until his or her earlier death, resignation, disqualification or removal from the Board as provided in the Fund’s governing documents. A Director may be removed from the Board by a vote of 75% of the then sitting Directors, excluding the Director to be removed. If a nominee is unable to accept election, or subsequently leaves the Board before the next election, the Board may, in its discretion, select another person to fill the vacant position.
QUESTION AND ANSWER RELATING TO APPOINTMENT OF AUDITOR
Q. WHY AM I BEING ASKED TO VOTE TO RATIFY THE APPOINTMENT OF THE FUND’S AUDITOR FOR FISCAL YEAR 2016?
A: At the time of the 2016 Annual Meeting of the Fund’s shareholders, the Board had not appointed an accounting firm to audit the Fund’s financial statements for the year ending December 31, 2016, because the Board anticipated that the Fund would have completed its liquidation prior to the end of the year and, therefore, that no audit of the 2016 financial statements would be required. Because the Board has now approved, and asked the shareholders to approve, the revocation of the Plan of Liquidation (Proposal Two), the Board is seeking ratification by the shareholders of its appointment of BKD, LLP, as the Fund’s auditor for 2016.
ADDITIONAL QUESTIONS AND ANSWERS
Q. WHAT FACTORS DID THE BOARD CONSIDER IN DETERMINING TO RECOMMEND THE VARIOUS PROPOSALS?
A. In determining to approve the various Proposals, the Board weighed a variety of factors, including (in no particular order), the following and others discussed in the Proxy Statement:
• Horizon will not receive any management fee on the first $25 million in net assets, and thereafter will charge a management fee equal to 100 basis points (1.0%) on net assets above $25 million.
• The expenses of the Fund are too high to continue to operate economically, and Horizon, which is significantly larger than the Fund’s current investment adviser and has significantly greater resources, has informed the Board that it believes it will be able to reduce total Fund expenses by negotiating lower fees and costs for third-party services provided to the Fund.
• The Board reviewed the personnel and resources of Horizon, including the education and experience of its investment professionals, as well as Horizon's favorable historical performance with its other accounts, and concluded that the services to be provided by Horizon are appropriate and that the Fund is likely to benefit from the same.

• By remaining in existence, the Fund will be able to preserve, and Horizon Kinetics has informed the Board that it will cause the Fund to use, the Fund’s significant capital loss carryforwards over time (instead of using only a portion of such losses, if any, to offset any Fund gains realized from liquidation of certain of the Fund’s portfolio securities, as was expected under the Liquidation Proposal), subject to applicable limitations. A capital loss carryforward allows realized capital losses of the Fund to be used to offset the taxation of the Fund’s capital gains in future years, which could benefit shareholders to the extent the Fund has capital gains in future years. If the Fund were to liquidate prior to using these capital loss carryforwards, shareholders of the Fund would derive no tax benefit from such losses.
• The Fund has been trading at a significant discount to its net asset value for an extended period of time, and Horizon has informed the Board that it believes it will be able to grow the Fund’s assets over time through asset appreciation and potentially through a recapitalization transaction such as a rights offering to the Fund’s shareholders, an at-the-market offering or other mechanism permitted by applicable regulations.  Such asset growth would be expected to have a positive impact on trading prices of the Fund’s shares in relation to net asset value, although no assurance can be given of Horizon’s success in growing the Fund’s assets or of any such asset growth’s positive impact on trading prices.
Based on these considerations, among others, on balance, the Board—consistent with the recommendation of Fund management—determined that revoking the Plan of Liquidation and adopting the other Proposals contained herein would be in the best interests of the Fund and its shareholders.
Q. IF THE PROPOSALS ARE APPROVED AT THE SPECIAL MEETING, WHAT WILL HAPPEN NEXT?
A. If the Proposals are approved by shareholders, RENN Group will transfer the management of the Fund to Horizon. As part of the transition, Horizon Kinetics has informed the Fund that some of the Fund’s service providers are expected to change in order to reduce Fund expenses. Under the terms of the proposed Investment Advisory Agreement, Horizon will have the authority to engage third parties to provide management and administrative services for the Fund. No such delegation to or engagement of a third-party service provider will relieve Horizon of any of its obligations under the Investment Advisory Agreement.
Q. WHAT HAPPENS IF THE PROPOSALS DO NOT RECEIVE ENOUGH VOTES FOR APPROVAL AT THE SPECIAL MEETING?
A. If there are not enough votes to approve any Proposal at the Special Meeting, the shareholders who are represented may adjourn the Special Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any Proposal for which an adjournment is sought, to permit the further solicitation of proxies. If any of Proposals One through Three are not approved at the Special Meeting or any adjournment, Horizon will not assume management of the Fund assets, and the Board will proceed with the Plan of Liquidation previously approved by shareholders, unless an alternative proposal is submitted to and approved by shareholders.
Q. WHO IS ELIGIBLE TO VOTE ON THE PROPOSALS?
A. Holders of common stock of record as of the close of business on April 20, 2017, are entitled to vote at the Special Meeting.
Q. HOW DOES THE BOARD RECOMMEND THAT I VOTE?
A. The Board recommends that you vote “FOR” all the Proposals.
Q. WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?
A. The approval of the new investment advisory agreement with Horizon (Proposal One) requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund; however, for purposes of this Proposal, “majority” has the meaning specified in Section 2(a)(42) of the 1940 Act, specifically, the lesser of (i) 67% of the shares present at the Special Meeting, assuming a quorum is established, or (ii) 50% of the outstanding shares of the Fund. The approval of the revocation of the Plan of Liquidation (Proposal Two) requires the affirmative vote of the holders of a majority of the Fund’s outstanding shares. The election of Directors (Proposal Three) requires the affirmative vote of a majority of the votes cast at the meeting. Ratification of the selection of the Fund’s independent auditors (Proposal Four) requires the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the meeting.
Q. WHERE DO I FIND FURTHER INFORMATION ABOUT THE PROPOSALS?
A. Further information about the Proposals is contained in the attached Proxy Statement.

RENN Fund, Inc.
11520 NORTH CENTRAL EXPRESSWAY, SUITE 162
DALLAS, TEXAS 75243

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 5, 2017

TO THE SHAREHOLDERS OF RENN FUND, INC.
     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of RENN Fund, Inc., a Texas corporation (the “Fund”), will be held at the offices of Thompson & Knight, LLP, One Arts Plaza, 1722 Routh Street, Suite 1500, Dallas, Texas 75201 on June 5, 2017, at 10:00 a.m., Central time, for the following purposes:
(1) to approve a new investment advisory agreement between Horizon Asset Management LLC (“Horizon”) and the Fund;
(2) to approve a proposal to revoke the Plan of Liquidation and Dissolution previously approved by the Fund’s shareholders at the Annual Meeting held on August 4, 2016;
(3) to elect Murray Stahl, Eric Sites, Alice C. Brennan, and Herbert M. Chain as Directors of the Fund, each of whom is to hold office for the remainder of the original three (3)-year term applicable to the class of Directors to which he or she is elected and until his or her successor is elected and qualified; and
(4) to ratify the appointment by the Fund’s Board of Directors of BKD, LLP, as the auditor of the Fund for the fiscal year ended December 31, 2016.
The close of business on April 20, 2017, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting or any adjournment. The enclosed proxy is being solicited on behalf of the Board.
     You are cordially invited to attend the Special Meeting. You may vote your shares: (1) in person at the Special Meeting; (2) by telephone; (3) via the Internet; or (4) by completing, signing, dating, and returning the accompanying proxy card in the enclosed, self-addressed, postage-paid envelope. Specific instructions for voting by telephone or via the Internet are on the accompanying proxy card. Prompt response by our shareholders will reduce the time and expense of solicitation. To ensure proper representation at the Special Meeting, please complete, sign, date, and return the proxy card in the enclosed, self-addressed envelope.
     You may revoke your proxy at any time prior to the Special Meeting. If you decide to attend the Special Meeting and wish to change your vote, you may do so by voting in person at the Special Meeting. Even if you vote your shares prior to the Special Meeting, you still may attend the Special Meeting and vote your shares in person.
By Order of the Board of Directors
Lynne Marie Simon,
Corporate Secretary
Dallas, Texas
April 28, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 5, 2017:
The Proxy Statement and Annual Report to Shareholders are available at www.rencapital.com/renn_global.php.

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RENN Fund, Inc.
PROXY STATEMENT
FOR
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 5, 2017
SOLICITATION OF PROXIES
     This Proxy Statement is being furnished to the shareholders of RENN Fund, Inc., a Texas corporation (the “Fund”). The Fund’s Board of Directors is soliciting proxies to be voted at the Special Meeting of Shareholders (the “Special Meeting”) to be held on June 5, 2017, at the offices of Thompson & Knight, LLP, One Arts Plaza, 1722 Routh Street, Suite 1500, Dallas, Texas 75201, at 10:00 a.m., Central time, and at any adjournment(s). If you need directions to the meeting site, you may call RENN Capital Group, Inc. (“RENN Group” or the “Adviser”), the Fund’s current investment adviser, at (214) 891-8294. This Proxy Statement is being sent to shareholders on or about April 28, 2017.
     The accompanying proxy card is designed to permit each shareholder to vote for or against, or to abstain from voting on, the proposals described in this Proxy Statement (collectively, the “Proposals”). When a shareholder’s executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no specifications are made, then the proxy will be voted by the persons serving as proxies at the Special Meeting FOR the Proposals:
(1) to approve a new investment advisory agreement between Horizon Asset Management LLC (“Horizon”) and the Fund;
(2) to approve a proposal to revoke the Plan of Liquidation and Dissolution (the “Plan of Liquidation”) previously approved by the Fund’s shareholders at the Annual Meeting held on August 4, 2016;
(3) to elect Murray Stahl, Eric Sites, Alice C. Brennan, and Herbert M. Chain as Directors of the Fund, each of whom is to hold office for the remainder of the original three (3)-year term applicable to the class of Directors to which he or she is elected and until his or her successor is elected and qualified; and
(4) to ratify the appointment by the Fund’s Board of Directors of BKD, LLP, as the auditor of the Fund for the fiscal year ended December 31, 2016.
The Board of Directors encourages the shareholders to attend the Special Meeting in person. Executing and returning the accompanying proxy card will not affect a shareholder’s right to attend the Special Meeting and to vote in person. Any shareholder who has given a proxy has the right to revoke it at any time before it is voted by giving written notice of revocation prior to the date of the meeting to Corporate Secretary, RENN Fund, Inc., 11520 North Central Expressway, Forest Central One, Suite 162, Dallas, Texas 75243, by executing and delivering a later-dated proxy, or by attending the Special Meeting and voting in person. No revocation notice or later-dated proxy, however, will be effective until received by the Fund at, or prior to, the Special Meeting. Revocation will not affect a vote on any matters taken prior to the receipt of the revocation. Mere attendance at the Special Meeting will not by itself revoke the proxy.
     In addition to soliciting proxies by mail, officers and Directors of the Fund and officers, directors, and employees of the Adviser, may solicit the return of proxies by personal interview, mail, telephone, and facsimile. These persons will not receive additional compensation for their services, but will be reimbursed for out-of-pocket expenses by Horizon Kinetics LLC, the parent company of Horizon (“Horizon Kinetics”). After the date of this Proxy Statement, but prior to the date of the Special Meeting, the Fund may engage a proxy solicitation firm at a cost to be negotiated but paid for by Horizon Kinetics. Brokerage houses and other custodians, nominees, and fiduciaries will be requested by the Fund to forward solicitation material to the beneficial owners of shares. Horizon Kinetics will pay all costs of solicitation.
     You may obtain copies of the Fund’s proxy materials and of its Annual Shareholders Report for the year ended December 31, 2016, from the Fund’s website at www.rencapital.com/renn_global.php, or you may call American Stock Transfer at (718) 921-8200, Extension 6412, and request that a copy be mailed to you free of charge.
     The Fund’s principal offices are located at 11520 North Central Expressway, Suite 162, Dallas, Texas 75243, and its telephone number is (214) 891-8294. Upon shareholder approval of the Proposals, the Fund’s principal offices will be 470 Park Avenue South, New York, New York 10016, which is the current address of Horizon Kinetics and Horizon.

PURPOSES OF THE MEETING
At the Special Meeting, Shareholders will consider and vote upon the following matters:
(1) to approve a new investment advisory agreement between Horizon and the Fund;
(2) to approve a Proposal to revoke the Plan of Liquidation previously approved by the Fund’s shareholders;
(3) to elect Murray Stahl, Eric Sites, Alice C. Brennan, and Herbert M. Chain as Directors of the Fund, each of whom is to hold office for the remainder of the original three (3)-year term applicable to the class of Directors to which he or she is elected and until his or her successor is elected and qualified; and
(4) to ratify the appointment by the Fund’s Board of Directors of BKD, LLP, as the auditor of the Fund for the fiscal year ending December 31, 2016.
RECORD DATE AND SHARE OWNERSHIP
     The close of business on April 20, 2017, has been fixed as the record date (the “Record Date”) for determining shareholders entitled to notice of and to vote at the Special Meeting and any adjournment. At the close of business on the Record Date, the Fund had outstanding 4,463,967 shares of common stock held by approximately 436 registered owners and 1,134 beneficial owners.
QUORUM REQUIRED
     A quorum must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting, in person or by proxy, of the holders of a majority of all the shares entitled to vote at the Special Meeting will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares held in street name for which the broker has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain Proposals (which are considered “Broker Non-Votes” with respect to such Proposals) will be treated as shares present for quorum purposes.
     If a quorum is not present at the Special Meeting, the shareholders who are represented may adjourn the Special Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any Proposal for which an adjournment is sought, to permit the further solicitation of proxies.
VOTE REQUIRED
     Each share of common stock of the Fund is entitled to one vote on each matter to be voted upon at the Special Meeting. The common stock is the only class of securities of the Fund entitled to vote at the Special Meeting. A shareholder is entitled to vote all shares of common stock held of record at the close of business on the Record Date, in person or by proxy, at the Special Meeting. There are no cumulative voting rights. All votes will be tabulated by the Inspector of Elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.
     Approval of the New Investment Advisory Agreement between the Fund and Horizon (Proposal One). The affirmative vote of the holders of a majority of the outstanding shares of the Fund is required to approve the new investment advisory agreement between the Fund and Horizon. For purposes of the approval of Proposal One only, the phrase “the holders of a majority of outstanding shares of the Fund” has the meaning specified in Section 2(a)(42) of the Investment Company Act of 1940 (the “1940 Act”), specifically, assuming the presence of a quorum, the holders of the lesser of (i) 67% or more of the shares present at the Special Meeting or (ii) 50% or more of the outstanding shares of the Fund as of the record date. Broker non-votes and abstentions will have the effect of votes against this Proposal.
     Approval of the revocation of the Plan of Liquidation (Proposal Two). The affirmative vote of the holders of a majority of the outstanding shares of the Fund is required to approve the Proposal to revoke the Plan of Liquidation. Broker non-votes and abstentions will have the effect of votes against this Proposal.
     Approval of the election of the Directors (Proposal Three). The affirmative vote of a majority of the votes cast at the Special Meeting is sufficient to elect each of Murray Stahl, Eric Sites, Alice C. Brennan, and Herbert M. Chain as a Director. Broker non-votes, if any, and abstentions will not be considered votes cast, and therefore will have no effect on the outcome of the election of any nominee.
     Ratification of the Board’s appointment of auditor of the Fund for the 2016 fiscal year (Proposal Four). The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Special Meeting is required for the ratification of the selection of the Fund’s independent auditor. An abstention will have the effect of a vote against the ratification of the appointment of BKD, LLP, as the Fund’s independent auditor. Shares represented by broker non-votes, if any, will not be considered entitled to vote on this Proposal, and therefore will not have any effect on the outcome of the vote to ratify the appointment of the auditor.

     Broker-dealers are prohibited from voting on certain matters for which they have not received voting instructions from the beneficial owners of shares held in street name. Proxies submitted by brokers are considered “broker non-votes” with respect to such matters, and the shares represented by those proxies will not be considered entitled to vote on such matters, but will be deemed present at the Special Meeting for purposes of establishing a quorum. Under applicable stock exchange rules, broker-dealers are permitted to vote, in their discretion, on certain routine matters, including the election of directors of an investment company, such as the Fund, registered under the 1940 Act and the ratification of the appointment of auditors. Therefore, the Fund does not expect that there will be any broker non-votes on Proposals Three and Four.
     Additional solicitation. If there are not enough votes to approve any Proposals at the Special Meeting, the shareholders who are present or represented may adjourn the Special Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any Proposal for which an adjournment is sought to permit the further solicitation of proxies.
     Also, a shareholder vote may be taken on any of the Proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such Proposal.
     Effectiveness of Proposals. The effectiveness of the approval of the proposed investment advisory agreement between the Fund and Horizon (which is the subject of Proposal One) and the election of the nominees for election as directors (which is the subject of Proposal Three) are contingent upon the approval by the shareholders of the proposal to revoke the Plan of Liquidation (Proposal Two). Likewise, Proposal Two is contingent upon the approval by shareholders of Proposals One and Three. If Proposals One and Three, on the one hand, or Proposal Two, on the other hand, is not approved at the Special Meeting or any adjournment, none of such Proposals will become effective and Horizon will not assume management of the Fund’s assets. In that event, the Board would consider what action should be taken in the best interests of the shareholders, including the possibility of completing the complete liquidation and dissolution of the Fund pursuant to the Plan of Liquidation previously approved by the shareholders.
VOTING ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE
     In lieu of mailing in the proxy card, shareholders whose shares are registered in their own names may vote either via the Internet or by telephone. Specific instructions to be followed by any registered shareholder interested in voting via the Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their voting instructions have been properly recorded.
     If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the Broadridge Investor Communications Services online program, which provides eligible street-name shareholders the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in that program, they will furnish you with a proxy card with instructions. If your proxy card does not reference Internet or telephone information, please complete and return the proxy card in the self-addressed, postage-paid envelope provided.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth certain information known to the Fund with respect to beneficial ownership of the Fund’s common stock as of March 31, 2017, for: (i) all persons who are beneficial owners of more than 5% of the outstanding shares of the Fund’s common stock; (ii) each Director and nominee for Director of the Fund; and (iii) all executive officers and Directors of the Fund as a group:
	Number of Shares
	Beneficially
	Owned Directly	Percent
Name of Beneficial Owner	or Indirectly	of Class
Russell Cleveland, Chairman of the Board,
President, and Chief Executive Officer(1)	359,618(2)	8.06%
Charles C. Pierce, Jr., Director	4,299	0.10%
Ernest C. Hill, Director	0
J. Philip McCormick, Director	3,000	0.07%
Murray Stahl, nominee for Director(3)	1,800(4)	0.04%
Eric Sites, nominee for Director(3)	0
Alice C. Brennan, nominee for Director	0

Herbert M. Chain, nominee for Director	0
Other Current Officers	450	0.00%
All Directors and Executive Officers as a group (5 persons)	367,367	8.23%

(1) Mr. Cleveland is an “interested person” of the Fund as defined by Section 2(a)(19) of the 1940 Act by virtue of currently being an officer, Director, and beneficial owner of all shares of the Fund’s current investment adviser and by being a limited partner in the Cleveland Family Limited Partnership, which owns more than 5% of the Fund’s securities. Assuming shareholders approve the Proposals herein, Mr. Cleveland will not have an affiliation with the Fund’s new investment adviser, but will still be considered an “interested person” by virtue of the aforementioned ownership by the Cleveland Family Limited Partnership. Mr. Cleveland’s address is c/o RENN Capital Group, Inc., 11520 North Central Expressway, Suite 162, Dallas, Texas 75243.
(2) All shares are owned by the Cleveland Family Limited Partnership, of which Mr. Cleveland is the managing partner and also a limited partner.
(3) Upon approval of the Proposals, Horizon will become investment adviser to the Fund and Mr. Stahl and Mr. Sites will become “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act by virtue of being officers and directors of Horizon, officers of Horizon Kinetics, and in Mr. Stahl’s case, a director and beneficial owner of outstanding securities of Horizon Kinetics.
(4) These shares are held by an account for which Mr. Stahl serves as managing member and in which he, along with other shareholders of Horizon Kinetics, owns an interest.
     None of the above individuals beneficially owns equity securities in registered investment companies within the same Family of Investment Companies as the Fund. A “Family of Investment Companies” is two or more registered investment companies that share the same investment adviser and hold themselves out to investors as related companies for purposes of investment and investment services. The Fund is not currently grouped with any such companies. None of the above individuals directly or indirectly owns beneficially or of record any class of securities of any entity controlling, controlled by, or under common control with the Adviser, other than as disclosed above regarding the Fund.
PROPOSAL ONE
NEW INVESTMENT ADVISORY AGREEMENT
The Adviser
     The Fund’s current investment adviser is RENN Group, which is registered under the Investment Advisers Act of 1940 (the “Advisers Act”) and subject to the reporting and other requirements of the Advisers Act. The address of the Adviser’s executive offices is 11520 North Central Expressway, Suite 162, Dallas, Texas 75243. Upon shareholder approval, the Fund’s investment adviser will change to Horizon, also registered under the Advisers Act and subject to the reporting and other requirements of the Advisers Act. Founded in 1994, Horizon, a wholly owned subsidiary of Horizon Kinetics, is an independently owned and operated investment adviser that adheres to a long-term, contrarian, fundamental-value investment philosophy that its founders established in 1985 at Bankers Trust Company. If the Proposals are approved by shareholders, Horizon will provide investment advisory and administrative services to the Fund pursuant to the investment advisory agreement in the form attached hereto as Exhibit A (the “Advisory Agreement”) and will apply the investment objectives and strategies described under the caption “Comparison of the Fund’s Current Strategy and the Proposed Strategy—New Investment Objectives and Principal Investment Strategies” below.
     As of December 31, 2016, Horizon Kinetics, through its wholly owned registered investment advisers, was responsible for managing approximately $5.4 billion in assets under management, including approximately $3.5 billion of assets managed by Horizon. Horizon Kinetics has over 70 employees, with offices in New York City and White Plains, New York. Horizon’s and Horizon Kinetics’ executive offices are located at 470 Park Avenue South, New York, New York 10016. No other person or entity is a “parent” of Horizon or Horizon Kinetics within the meaning of SEC rules.
Summary of Principal Factors Considered
     In approving the Advisory Agreement, the Fund’s Board of Directors reviewed certain materials furnished by Horizon, which included information on Horizon’s investment approach and various strategies, including the proposed strategy for the Fund. In approving the Advisory Agreement, the Board of Directors considered a number of factors, including those described below. In light of the broad scope of factors and information considered, the Directors did not find it practicable to quantify or assign relative weights to the specific factors. The approval determinations were made on the basis of each Director’s business judgment after consideration of all the factors taken as a whole, although individual directors may have given different weights to certain factors and assigned various degrees of materiality to factors considered. Among other things, the Board considered the following matters and reached the following conclusions:
• Nature, Extent and Quality of Investment Advisory Services. The Board, including the independent Directors, considered the nature, extent and quality of investment advisory services to be provided by Horizon to the Fund, as well as Horizon’s expected plans to promote the fund and to attempt to grow Fund assets. The Board reviewed the personnel and resources of Horizon, including the education and experience of its investment professionals, and concluded that the services to be provided by Horizon are appropriate and that the Fund is likely to benefit from the same.

• Investment Performance. The Board reviewed the historical performance of Horizon’s other accounts for which Horizon employed its various equity strategies (i.e., Large Cap, Small Cap, Strategic Value, Core Value, Spin-Off, etc.) as well as the performance of various pooled investment vehicles managed by Horizon and its affiliates and compared such prior performance with the performance of comparable advisers and investment companies. Although Horizon does not currently manage any investment funds similar in size and scope to the Fund, the Board concluded that the favorable performance of Horizon demonstrated by such comparisons was an important factor in their evaluation of the quality of services expected to be provided by Horizon under the Advisory Agreement.
• Costs of the Services Provided to the Fund. The Board considered comparative data from publicly available information with respect to services rendered and the advisory fees paid to investment advisors of other investment companies with similar investment objectives. The Board also considered the Fund’s operating expenses and expense ratio compared to such other companies, as well as how those might change as a result of the Advisory Agreement. Based on its review, the Board concluded that the fee structure under the Advisory Agreement was extremely favorable for shareholders given that the Fund would not pay any management fee on net assets less than $25 million. As of December 31, 2016, the Fund’s net assets were $7.3 million. The Board also considered whether any indirect benefits would be expected to be realized by Horizon and its affiliates from its relationship with the Fund. Although the terms of the proposed Investment Advisory Agreement contemplate that Horizon may enter into “soft dollar” arrangements with non-affiliate brokers or dealers, as is typical in the industry, Horizon Kinetics has informed the Board that its current policies would not permit Horizon to enter into such arrangements. The Board also considered potential savings for the benefit of the Fund’s shareholders expected to be achieved from economies of scale as a result of Horizon Kinetics’ larger size and more extensive operations than those of the Fund’s current Adviser.
• Profitability of the Investment Adviser. The Board reviewed the financial condition of Horizon, which it determined to be sound, and the expected profitability of Horizon as the Fund’s investment adviser, and concluded that the management fees that would be payable to Horizon in the future were reasonable taking into account the fees charged by other advisers for managing comparable investment companies.
• Conflicts of Interest. The Board evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel that will be assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of Horizon’s code of ethics. The Board concluded that Horizon’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.
     Based on the information provided to the Board and its evaluation thereof, the Board, including a majority of independent directors, voted to approve the Advisory Agreement, subject to approval by the Fund’s shareholders.
Comparison of Proposed Advisory Agreement and Current Advisory Agreement
     Services. Pursuant to the Advisory Agreement, a copy of which is attached as Exhibit A to this Proxy Statement, Horizon will serve as investment adviser to the Fund and will be subject to the supervision of the Fund’s Board of Directors. Services provided to the Fund will include causing the Fund’s assets to be invested in portfolio securities consistent with the Fund’s investment objectives and policies and recommending the valuation of assets of the Fund to the Board of Directors, when requested and upon which the management fee paid to Horizon will be based. The valuations of portfolio securities will be performed in accordance with generally accepted accounting principles and financial reporting policies of the SEC. In addition, from time to time, the Board will review the valuation policies to determine their continuing appropriateness. Horizon will also provide, or arrange for the provision of, administrative services to the Fund as described in the form of Advisory Agreement attached hereto as Exhibit A. The advisory and administrative services to be performed by Horizon under the Advisory Agreement are substantially the same as those performed by RENN Group under the current investment advisory agreement.
     Compensation. Pursuant to the Advisory Agreement, Horizon will be entitled to receive a monthly management fee from the Fund computed daily at an annual rate of 1.0% of the Fund’s net assets in excess of $25 million, determined and due within five business days after the end of each month; Horizon will receive no management fees on net assets below $25 million. The current advisory agreement provides for a quarterly management fee payable to the RENN Group of 0.4375% of net assets (1.75% annualized), which resulted in aggregate management fees of $111,996 to the RENN Group in 2016. Because the Fund has net assets of less than $25 million, the RENN Group would not have received any management fees for its services in 2016 if the fee structure set forth in the proposed Advisory Agreement had been in effect throughout the year. As of December 31, 2016, the Fund’s net assets were $7.3 million.

     The expense reimbursement provisions in the Advisory Agreement are also substantially the same as the corresponding provisions in the Fund’s current investment advisory agreement. In 2016, the Fund incurred $15,825 for reimbursement of directly allocable administrative expenses paid by the Adviser under the current advisory agreement.
     Other Provisions. The following table compares certain provisions in the Advisory Agreement to be entered into with Horizon and the corresponding provisions in the Fund’s current investment advisory agreement with RENN Group.

Proposed Advisory Agreement Fees

The Fund will pay Horizon within five business days after the end of each calendar month a fee for the previous month computed daily at an annual rate of 1.0% of the Daily Base Amount; provided, however, that no fee shall be paid on net assets less than $25 million. The “Daily Base Amount” for any day is the Fund’s net assets in excess of $25 million, in each case determined as of the end of each trading day.

Existing Advisory Agreement

The Fund pays RENN Group a management fee calculated each quarter as 0.4375 percent of the Fund’s Net Assets as of the end of the quarter and payable in arrears, payable no later than the day after which filings with the SEC are required to be made by the Fund for such quarter. “Net Assets” is defined as gross assets of the Fund, less any outstanding liabilities, determined consistently with generally accepted accounting principles then in effect.

Standard of Care
Horizon shall act in good faith and with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent professional acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims (the “Horizon Standard of Care”).

Exculpation from Liability
Horizon shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, provided that nothing shall protect Horizon against any liability to which it would otherwise be subject by reason of (i) willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard by it of its obligations and duties under the Advisory Agreement, (ii) any breach by it of a fiduciary duty to Fund, (iii) failure by it to perform in accordance with the Horizon Standard of Care or any other material breach by it of the Advisory Agreement, or (iv) a violation by it of any applicable ethical rules or applicable law (collectively, “Horizon Disabling Conduct”).

Indemnification of the Adviser by the Fund
The Fund will indemnify Horizon, and each of its partners, officers and employees, and hold them harmless from, any and all losses, claims, damages, liabilities or expenses, including reasonable counsel fees and expenses, arising out of Horizon’s performance of the Advisory Agreement and not resulting from or relating to Horizon Disabling Conduct. Horizon shall be entitled to reimbursement from the Fund for payment of reasonable expenses as and when incurred by it in connection with the matter as to which it is seeking indemnification as permitted by law. Horizon shall provide to the Company a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met

RENN Group must act in good faith on behalf of the Fund or in furtherance of the interest of the Fund, and in a manner reasonably believed to be within the scope of the authority conferred by its investment advisory agreement with the Fund or by law (the “RENN Standard of Care”).

RENN Group shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law or any loss or damage with respect to any investment of the Fund or arising from any act or omission of RENN Group in the performance of its obligations under its investment advisory agreement with the Fund, unless such loss or damage is the result of its bad faith, negligence, misconduct, breach of fiduciary duty or disregard of any duties or obligations owed to the Fund under the investment advisory agreement.

The Fund will indemnify and hold harmless RENN Group and its officers, directors, employees, agents and affiliates against losses, damages and expenses not otherwise reimbursed, including accountants’ and attorneys’ fees, incurred by reason of acts or omissions or alleged acts or omissions arising out of their activities performed in accordance with the RENN Standard of Care, so long as the indemnified person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of obligations or duties under the investment advisory agreement (“RENN Disabling Conduct”), and in the case of a criminal and a written undertaking to repay any such expense reimbursement if it should ultimately be determined that such standard of conduct has not been met.
proceeding, such person had no reasonable cause to believe his or its conduct was unlawful. In general, a decision by the Fund to indemnify RENN Group or an affiliate must be based upon the reasonable determination of the non-party Directors of the Fund’s Board, or of independent legal counsel in a written opinion, that the indemnified person did not engage in any RENN Disabling Conduct.

Indemnification of the Fund by the Adviser
Horizon shall indemnify the Fund and its officers, directors and trustees for any losses, claims, damages, liabilities or expenses, including attorneys’ fees, that may be sustained as a result of or relating to any Horizon Disabling Conduct in connection with the Advisory Agreement.

Information
Horizon will furnish the Fund with whatever information, reports, valuations, analyses and opinions the Board may reasonably request, will comply with the SEC’s “brochure rule” and will notify the Fund of certain events, including any material change in Horizon’s senior personnel assigned to perform services under the Advisory Agreement, any change in control of Horizon, any material change in its portfolio management structure or business organization, any termination or suspension of Horizon’s registration as an investment adviser or the commencement by any regulatory authority of certain investigations, examinations, complaints, lawsuits, disciplinary actions or other proceedings.

Brokerage and Soft Dollar Arrangements
In selecting brokers or dealers, Horizon will consider all factors it deems relevant including, but not limited to, the financial condition and execution capability of the broker or dealer, and the price to the Fund in any transaction may be less favorable than that available from another broker or dealer if the difference is reasonably justified by other aspects of the execution services offered, provided that such transaction is effected in compliance with law with a broker or dealer that is not affiliated with Horizon and Horizon determines in good faith and in accordance with the Standard of Care that the commission paid is reasonable. Horizon may consider the brokerage and research services (as those terms are defined in of the Securities Exchange Act of 1934) provided to the Fund or other accounts over which Horizon or an affiliate exercises investment discretion. Concurrently with the execution of this Advisory Agreement, Horizon will provide a copy of its “soft dollar” policy to the Fund and annually thereafter will provide a written description to the Fund of all “soft dollar” arrangements.

On occasions when Horizon deems the purchase or sale of a security to be in the best interest of the Company as well as of other clients, Horizon to the extent permitted by applicable law and regulations, may aggregate the securities to be so purchased or sold in order to obtain the

No corresponding provision.

No corresponding provision, although the “brochure rule” and other regulatory reporting and information requirements apply.

No corresponding provision, although the “soft dollar” provisions of the Securities Act of 1934, as amended, apply.

most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Horizon in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such other clients.

Competitive Services
Horizon is not prohibited from providing investment advisory services to other investment companies, provided that whenever the Fund and one or more other investment companies advised by Horizon have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by Horizon to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. Persons employed by Horizon to assist in the performance of its duties under the Advisory Agreement will not devote their full time to such service and may devote time and attention to other businesses.

Professional Liability Insurance
Horizon shall at all times during the term of the Advisory Agreement maintain, at Horizon’s cost, for the benefit of the Fund insurance of the types and with minimum coverage limits as are customary in the industry for an investment advisory firm providing services comparable to those provided by Horizon, including without limitation general liability insurance, including contractual liability, with a limit of liability of no less than $500,000 per occurrence and no aggregate claim limit; workers' compensation; and a professional indemnity policy covering Horizon and its professional personnel providing coverage of no less than $25,000,000 (inclusive of errors and omissions and fiduciary liability coverage).

Duration of Agreement
The Advisory Agreement will have a term of one year from its effective date and will continue thereafter so long as such continuance is specifically approved at least annually by (a)(i) the Board of Directors of the Company or (ii) a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, and (b) a majority of the Directors who are not “interested persons,” by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will be terminable as required by the 1940 Act, including automatic termination upon an “assignment” (as defined in the 1940 Act). The Advisory Agreement provides for the continuation of Horizon’s service as investment adviser during certain transition periods following termination, in the discretion of the Board.

RENN Group is not prohibited from providing investment advisory services to other investment companies, and its personnel may serve as directors, officers or employees of, or have interests in, other investment companies, including those in competition with the Fund for investment opportunities. The investment advisory agreement with RENN Group does not contain any explicit equitable-allocation provisions.

No explicit requirement.

The investment advisory agreement with RENN Group has a term of two years from its effective date and contains automatic-renewal and termination provisions substantially the same as those contained in the Advisory Agreement to be entered into with Horizon. It does not contain any provisions relating to service of the Adviser during any transition periods following termination.

Governing Law
The laws of the State of New York.	The laws of the State of Texas.

     The Advisory Agreement will be reviewed and approved annually by the Board, including a majority of its independent Directors.
     The Fund’s current investment advisory agreement with RENN Group is dated April 15, 2015, and it was last submitted to the Fund’s shareholders for approval, in connection with the approval of certain clarifying changes to the fee provisions, on February 15, 2007.

Comparison of the Fund’s Current Strategy and the Proposed Strategy
Current Investment Objectives and Principal Investment Strategies
     The Fund’s current investment objective is to achieve income and long-term capital appreciation. The Adviser's strategy to achieve this objective is primarily to invest in emerging growth companies that generally are not readily available to the public and which typically require substantial financial commitment. An emerging growth company is generally considered to have the following attributes: (1) either a publicly-held company with a relatively small market capitalization or a privately-held company; (2) an established operating history but of a limited period so as not to have fully developed its market potential for the products or services offered; and (3) a provider of a new or unique product or service that allows the company an opportunity for exceptional growth. Emerging growth companies typically require unconventional sources of financing because the extent and nature of the market for their products or services is not fully known. Consequently, there is uncertainty as to the rate and extent of growth and also uncertainty as to the capital and human resources required to achieve the goals sought.
     The Fund emphasizes investing in equity investments in small and micro-cap companies. In addition, the Fund may invest in privately-placed shares of common stock of publicly-traded issuers that are initially restricted from trading. To a lesser extent, the Fund may participate in bridge financings in the form of loans or other preferred securities convertible into common stock of the issuer or issued together with equity participation, or both, for companies which the Fund anticipates will complete a stock offering or other financing within one or more years from the date of the investment. The Fund may also make bridge loans, either secured or unsecured, intended to carry the borrower to a private placement or an initial public offering, or to a merger, acquisition or other strategic transaction.
     Investments in portfolio companies will typically be individually negotiated, not registered for public trading, and subject to legal and contractual investment restrictions. Accordingly, portfolio investments generally will be considered non-liquid.
     The Fund has no fixed policy concerning the types of businesses or industry groups in which it may invest or as to the amount of funds that it will invest in any one issuer.
New Investment Objectives and Principal Investment Strategies
     The Fund’s new investment objective will be to achieve above-market rates of return through capital appreciation and income, however, the Fund will no longer pursue its objective primarily through investments in emerging growth companies. Instead, the Fund will seek to achieve its investment objective through a long-term, value-oriented investment process more fully described below.
     In pursuing its investment strategy, the Fund may invest in a wide variety of financial instruments including, but not limited to common stocks, fixed income securities including convertible and non-convertible debt securities or loans, distressed debt, warrants and preferred stock, exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”), open and closed-end funds, derivatives including options and swaps, and other instruments and securities which may or may not be listed on a regulated securities exchange. In particular, the Fund may purchase securities on over-the-counter trading markets, including but not limited to those offered by OTC Markets Groups Inc.
     The Fund may transact in securities of U.S. and foreign companies that trade on U.S. and non-U.S. exchanges, including by transactions that offer exposure to instruments having the characteristics of common stocks such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”). The Fund may acquire various equity-related instruments such as ETFs, ETNs or shares of other closed-end funds. The Fund may also write and sell options on securities for hedging purposes and/or for direct investment.
     The Fund will comply with all SEC rules and other regulations that may be implicated by the Fund’s investment activities, including, for example, any asset segregation or coverage requirements that may apply as a result of trading in options, swaps or other derivatives.
     The Fund may invest in preferred stock, as well as convertible and non-convertible debt securities, including debt securities that are rated below investment grade, also known as junk bonds, or unrated. In addition, the Fund may acquire interests in privately-held companies, and securities or assets for which there may be a limited or no active trading market.
     In general, the Fund will invest in companies that the investment adviser believes are undervalued and have the potential for a high rate of return. Key fundamental factors in this approach may include:
- Identification of dormant assets
- Underappreciated intangible assets

- High returns on capital
- High earnings power relative to analysts’ expectations or current market capitalization
- Spin-off’s, recapitalizations, and restructurings
- Discounts to stated or estimated book value
- Substantial inside stock ownership (i.e., owner-operated companies)
- Expected demand for the company’s services or products
- Transitory (not permanent) business problems causing a low valuation
- Expected growth in revenues, earnings, or assets
     The companies that are targeted for investment based upon the criteria listed above may include emerging growth companies, but unlike under the Fund’s current investment strategy, emerging growth companies will not be a focus of the investment strategy that Horizon intends to employ for the Fund.
     The Fund will execute its investment strategy by regarding investments as representing fractional ownership in the underlying companies’ assets. This will allow the Fund to attempt to achieve its investment objective by acting as a classic value investor seeking high returns on equity, an intrinsic characteristic of the investment, not a reappraisal of a company’s stock value by the market, an external factor.
     Sell decisions are generally triggered by either adequate value being achieved, as determined by the investment adviser, or by an adverse change in a company’s operating performance or a deterioration of the company’s business model. A sale may also occur if the investment adviser discovers a new investment opportunity that it believes is more compelling and represents a greater risk-reward profile than other investment(s) owned in the Fund.
Principal Investment Risks
     Investing in common stocks and other equity or equity-related securities has inherent risks that could cause you to lose money. Some of the principal risks of investing in the Fund are listed below and could adversely affect the net asset value (“NAV”), total return and value of the Fund and your investment. These are not the only risks associated with an investment in the Fund. Rather, the risks discussed below are certain of the significant risks associated with the investment strategy employed by the Fund, and as proposed to be modified by Horizon. This Proxy Statement does not discuss numerous other risks associated with an investment in the Fund, including risks associated with investments in non-diversified, closed-end registered investment funds generally, other business, operating and tax risks associated with an investment in the Fund, and economic and other risks affecting investment markets generally, all of which are beyond the scope of this discussion.
     The Board and Horizon do not believe the risks associated with an investment in the Fund will change significantly as a result of the approval of the Proposals and the engagement of Horizon as investment adviser to the Fund. Since Horizon intends to modify the Fund’s investment strategy to encompass a broader range of investments, in terms of the size and stage of development of the issuers and the types of securities that may potentially be acquired, some of the risks associated with particular aspects of such investments may be experienced more frequently or to a greater extent over time than they have been in the past. Conversely, the Fund currently may be exposed to certain risks to a greater extent than it will be if the Fund subsequently achieves greater diversification of its portfolio holdings.
     Stock Selection Risks. The portfolio securities selected by the investment adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Fund’s investment objectives.
     Long-Term Investment Risks. Although any debt investments the Fund may make will typically yield a current return from the time they are made, future equity investments that are made in accordance with the Fund’s long-term, value-oriented investment strategy will generally produce gains, if any, only after three to five years. In a substantial portion of cases, our investments will likely not generate distributable income in the early years of investment. There can be no assurance that either a current return or capital gains will actually be achieved.
     Liquidity Risks. The investment adviser may not be able to sell portfolio securities at an optimal time or price. For example, if the Fund is required or the adviser deems it advisable to liquidate all or a portion of a portfolio security quickly, it may realize significantly less than the value at which the investment was previously recorded.
     Small and Medium-Size Company Risks. The Fund may invest in the equity securities of small and medium-size companies. Small and medium-size companies often have narrower product lines and potential markets and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile and they face a greater risk of business failure, which could increase the volatility of the Fund’s assets.

     Risks Related to the Over-the-Counter Markets. Issuers whose securities are traded in the over-the-counter markets (“OTC”) have no duty to provide any information to investors. Even issuers who register OTC securities with the Securities and Exchange Commission are not required to maintain such registration. Many OTC securities are thinly traded, and this lack of liquidity tends to increase price volatility, and in many cases, the liquidation of a position in an OTC security may not be possible within a reasonable period of time.
     Private Issuer Risks. In addition to the risks associated with small public companies, limited or no public information may exist about private companies, and we will rely on the ability of our investment adviser to obtain adequate information to evaluate the potential returns from investing in these companies. If the adviser is unable to uncover all material information about these companies, the Fund may not make a fully informed investment decision and may lose money on the investment.
     Minority Investment Risks. Because we generally do not hold controlling equity interests in our portfolio companies, we may not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies with which we disagree and that could decrease the value of our investments.
     Exchange-Traded Funds (ETFs) and Closed-End Funds (CEFs) Risks. The Fund may invest in other investment companies, including ETFs and closed-end funds (“CEFs”). ETFs and CEFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the OTC market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as Standard & Poor’s, selects as representative of a market, market segment or industry sector. A passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when-issued, delayed-delivery or forward commitment transactions or short sales. To the extent a fund invests in ETFs or CEFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leveraging risk. CEFs are subject to additional risks such as the fact that the market price of their shares may trade above or below the net asset value or that an active market may not develop. As a shareholder in an ETF or CEF, the Fund will bear its pro rata portion of the ETF’s and CEF’s expenses, including advisory fees, in addition to its own fees and expenses.
     Exchange Traded Notes (ETNs) Risks. ETNs are a type of debt security that generally trades on U.S. stock exchanges or in the OTC market. Like ETFs, ETNS seek to provide a return linked to a market index or other benchmark, which may include, for example, equity indices, commodities or foreign currencies, and they share some of the same risks as ETNs, potentially including leverage risks. Unlike ETFs, ETNs are unsecured debt obligations of the issuer—typically a bank or another financial institution—and are therefore subject to a risk of default by the issuer. And unlike traditional bonds, ETNs are generally issued on an ongoing basis and typically do not pay any interest to investors; instead, the issuer promises to pay the holder of the ETN an amount determined by the performance of the underlying index or benchmark on the ETN’s maturity date (typically 10, 30 or in some cases 40 years from issuance), minus specified fees. ETNs may trade at a premium or discount to their indicative values, and investing in ETNs therefore involves greater market risks than investing in some other forms of debt, including a risk of significant price volatility and the risk of delisting or suspension of trading from the applicable trading market. Issuers of ETNs may seek to control price fluctuations by issuing or redeeming the ETNs, and an investor cannot control the magnitude or timing of such issuances or redemptions. In addition, issuers may have the right to call ETNs at a specified redemption price that may be less than their current trading price.
     Foreign Securities Risks. The Fund may invest in foreign securities directly or through ADRs, GDRs and IDRs. Foreign securities can carry higher returns but involve more risks than those associated with U.S. investments. Additional risks associated with investment in foreign securities include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.
     Non-Diversification Risks. As a non-diversified investment company, the Fund can invest a large percentage of its assets in a small number of issuers. As a result of such concentration, a change in the value of any one investment may affect the overall value of the Fund’s shares more than shares of a diversified closed-end fund that holds more investments.
     Interest Rate Risk. When interest rates increase, any fixed-income securities held by the Fund may decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed-income securities from the resulting rate increases for that and other reasons could be swift and significant.
     Leveraging Risks. Investments in derivative instruments may give rise to a form of leverage. The investment adviser may engage in speculative transactions which involve substantial risk and leverage. The use of leverage by the investment adviser may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

     Option Transaction Risks. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the investment adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. By writing put options on equity securities, the Fund would give up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continue to bear the risk of declines in the value of its common stock portfolio. The Fund would receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.
     Below Investment Grade Debt Securities Risks. Generally, below investment grade debt securities, i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities.
     Distressed Debt Risks. An investment in distressed debt involves considerable risks, including a higher risk of nonpayment by the debtor. The Fund may incur significant expenses seeking recovery upon default or attempting to negotiate new terms. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize the debt held by the Fund and subordinate all or a portion of the Fund’s claim to claims of other creditors, even, in some cases, if the investment is structured as senior secured debt. The bankruptcy process has a number of significant inherent risks, including substantially delays and the risk of loss of all or a substantial portion of the Fund’s investment in the bankrupt entity.
     Management Risks. There is no guarantee that the Fund will meet its investment objective. The investment adviser does not guarantee the performance of the Fund, nor can it assure you that the market value of your investment will not decline.
     Special Situations Risks. The Fund may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.
     Derivatives Risks. The Fund’s investments may include futures, options and swaps and other derivative instruments, which may result in loss. Derivative instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Fund. The use of derivative instruments may expose us to counter-party credit risk. To the extent the Fund segregates assets to cover derivative positions, the Fund may impair its ability to meet current obligations, to honor requests for redemption and to manage the Fund properly in a manner consistent with its stated investment objective.
     Convertible Security Risk. The Fund may invest in convertible securities, which may decline in response to such factors as rising interest rates and fluctuations in the market price of the common stock underlying the convertible securities.
Officers
     Set forth below is certain information provided to the Fund by Horizon regarding the prospective executive officers of the Fund, each of whom is also an officer of Horizon:
     Murray Stahl, age 63, is expected to serve as Chairman of the Board, President, Chief Executive Officer, and a Director of the Fund. He currently serves as Chief Executive Officer, Chairman of the Board and Chief Investment Strategist of Horizon Kinetics, parent company of Horizon, and is the Chairman and Chief Executive Officer of FRMO Corp, a publicly-traded company. Murray is also a member of the Board of Directors of the Bermuda Stock Exchange, the Minneapolis Grain Exchange, Winland Electronics, Inc., and IL&FS Securities Services Limited. Prior to co-founding Horizon Kinetics, Murray spent 16 years at Bankers Trust Company (1978-1994) as a senior portfolio manager and research analyst. Murray received a Bachelor of Arts in 1976, a Masters of Arts in 1980 from Brooklyn College, and an MBA from Pace University in 1985.
     Jay Kesslen, age 44, is expected to serve as Secretary and Chief Compliance Officer of the Fund. He currently serves as General Counsel and a member of the board of directors of Horizon Kinetics, parent company of Horizon. He oversees all aspects of Horizon Kinetics’ legal affairs, advises on all material compliance matters, and is responsible for the Horizon Kinetics’ corporate governance. Jay is the Horizon Kinetics’ Anti-Money Laundering Officer and also serves as a director for several private funds managed by subsidiaries of the firm. He is also Vice President and Assistant Secretary for Kinetics Mutual Funds, Inc., a series of U.S. mutual funds managed by Kinetics Asset Management LLC, a subsidiary of Horizon Kinetics. Jay also serves as the General Counsel of FRMO Corp., a publicly-traded company. Jay holds a BA in Economics from the State University of New York at Plattsburgh (cum laude) and a JD from Albany Law School.
     The current executive officers of the Fund are Russell Cleveland, President and CEO of the Fund and the Adviser, and Lynne Marie Simon, Corporate Secretary and Chief Compliance Officer of the Fund and the Adviser. Biographical information about Mr. Cleveland is included under the caption “Proposal Three – Election of Directors – Information Concerning Nominees and Continuing Director” below. Biographical information about Ms. Simon, who will resign upon the approval of the Proposals, was included in the Fund’s proxy statement related to the 2016 Annual Meeting of Shareholders.

     During the last two completed fiscal years of the Fund, no officer of RENN Group or any officer of any person controlling, controlled by or under common control with the Adviser served on the board of directors of any entity where an independent Director or nominee of the Fund, or any member of his or her immediate family, was an officer.
     Officers and employees of Horizon are compensated solely by Horizon. Murray Stahl serves as the Chief Executive Officer, Chairman of the Board and Chief Investment Strategist of Horizon Kinetics and beneficially owns part of the stock of Horizon Kinetics. For biographical information regarding Mr. Sites, see “Proposal Three – Election of Directors – Information Concerning Nominees and Continuing Directors” below.
     Officers and employees of the Adviser are compensated solely by RENN Group. Russell Cleveland directly and/or beneficially owns 100% of the common stock of RENN Group and is the sole director of RENN Group.
Directors of Horizon
     There are eight members of Horizon’s board of directors, including Mr. Stahl and Mr. Kesslen, all of whom are officers or employees of Horizon Kinetics. The other six members of Horizon’s board, and their positions with Horizon Kinetics, are: Steven Bregman, President; Lawrence Doyle, Director; Peter Doyle, Managing Director; Tom Ewing, Managing Director; Leonid Polyakov, Director; and Hugh Ross, Chief Operating Officer. Each such person holds the same position with each of Horizon Kinetics’ registered investment adviser subsidiaries, including Horizon. The address of each Horizon director is c/o Horizon Asset Management LLC, 470 Park Avenue South, New York, New York 10016.
Certain Relationships and Related Transactions
     Neither Horizon nor its affiliates are prohibited from engaging in activities outside the Fund’s business. Horizon has formed, and may in the future form, other investment funds to make investments in companies similar to those in which the Fund invests. Any determination regarding the existence of a conflict of interest between these investment funds and the Fund, and the resolution of any such conflict, vests in the Fund’s Board of Directors, subject to the provisions of the 1940 Act.
Effectiveness of Proposal
     If Proposals One through Three are approved by the Fund’s shareholders at the Special Meeting, Horizon will become the Fund’s investment adviser on or about June 5, 2017, and its executive offices will be 470 Park Avenue South, New York, NY 10016. Horizon will provide investment advisory and administrative services to the Fund pursuant to the Advisory Agreement, the form of which is attached hereto as Exhibit A, and will apply the investment objectives and strategies described above. Horizon shall, through its officers and employees, devote such time to the Fund’s business as is necessary for the conduct of the Fund’s operations.
THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT.
PROPOSAL TWO
REVOCATION OF PLAN OF LIQUIDATION
     On March 31, 2016, the Board unanimously approved and adopted the Plan of Liquidation and recommended its approval to the Fund’s shareholders. The shareholders approved the Plan of Liquidation at the shareholders’ Annual Meeting on August 4, 2016. The Plan of Liquidation provides for the liquidation of the Fund's assets, the distribution to the shareholders of the Fund's assets, after paying or providing for all known and reasonably ascertainable debts and obligations, and the dissolution of the Fund in accordance with the Texas Business Organizations Code (the “TBOC”) and other applicable law. Liquidating distributions would be in the form of securities held by the Fund and cash, including cash proceeds from the Fund's sale of securities. After the distribution of all or substantially all the Fund’s assets in accordance with the Plan of Liquidation, all outstanding shares of common stock of the Fund would be cancelled.
     The Fund has not made any liquidating distributions pursuant to the Plan of Liquidation or taken any other material steps in furtherance of the dissolution of the Fund or the termination of its existence. Shares of the Fund’s common stock continue to trade on the NYSE MKT, and no actions have been taken to initiate a process for delisting the shares.
     Subsequent to the approval of the Plan of Liquidation by the shareholders, the Board was approached by, and has engaged in extensive discussions with, Horizon Kinetics regarding an alternative solution to the Plan of Liquidation. Ultimately, for the reasons discussed below, the Board determined that it is in the best interest of the Fund and its shareholders not to liquidate and dissolve the Fund and, instead, to engage Horizon to serve as the new investment adviser to the Fund on the terms described in this Proxy Statement. The effectiveness of the proposed investment advisory agreement between the Fund and

Horizon, a wholly owned subsidiary of Horizon Kinetics (which is the subject of Proposal One), and the election as directors of persons recommended by Horizon Kinetics (Proposal Three) are contingent upon the approval by the shareholders of this proposal to revoke the Plan of Liquidation. Likewise, this proposal to revoke the Plan of Liquidation is contingent upon the approval by shareholders of Proposals One and Three.
     The proposal to revoke the Plan of Liquidation was approved and adopted by the Board of Directors at a meeting held on October 12, 2016. Pursuant to the TBOC, the revocation of the Plan of Liquidation requires the approval of a majority of the outstanding shares of common stock of the Fund in accordance with the Fund’s articles of incorporation.
Rationale for the Proposal to Revoke the Plan of Liquidation
     The numbered paragraphs below summarize the history of events and principal factors on which the Board based its decision to approve the Plan of Liquidation at its March 31, 2016, meeting, followed in each case by a discussion of factors on which the Board, following its negotiations and discussions with representatives of Horizon Kinetics and consistent with the recommendation of the Adviser, based its subsequent decision to approve, and recommend to the shareholders, the proposal to revoke the Plan of Liquidation.
     1. In March 2016, the Board concluded that the expenses of the Fund were too high for the Adviser to continue to operate the Fund economically. The Fund is a closed-end investment company that was first offered to the public in 1994. Since that time, the investment fund industry has grown dramatically, and there are many larger closed-end, open-end and other funds that offer the same features as those of the Fund. The business of a small, stand-alone closed-end fund has become more and more challenging. Increasing regulatory requirements and expenses have caused the Fund's fixed costs to grow as a percentage of its assets, resulting in a higher expense ratio and lower net investment income.
• Horizon Kinetics is significantly larger than the current Adviser and has significantly greater resources. Horizon Kinetics informed the Board that it will be able to reduce overall Fund expenses by reducing fees and costs for third-party services provided to the Fund, including from service providers Horizon Kinetics and its affiliates have used in connection with advisory and management services provided to other investment funds. The Fund’s expense ratio was 12.2% for the 12-month period ended December 31, 2016. Due to the size and scope of Horizon Kinetics’ operations, it is able to charge an advisory fee that is less than the fee that the Fund currently pays to the Adviser. Under the proposed investment advisory agreement with Horizon, Horizon will not charge a management fee on net assets that are less than $25 million, and the fee payable to Horizon thereafter will be 1.0% per annum of net assets above $25 million. This compares favorably to the existing management agreement with Adviser, which provides for an annual management fee of 1.75% on all net assets. Any change to the foregoing management fee payable to Horizon would require approval by the Board and the shareholders of the Fund. See the discussion of Proposal One, above.
2. Shares of closed-end funds frequently trade at a discount to net asset value, which limits the liquidity of investors’ interests in the Fund. For the two years prior to the announcement on April 5, 2016, of the Board's approval of the Plan of Liquidation, this discount ranged from approximately 16% to 45% for the Fund. The discount is affected by a number of factors, many of which are beyond the Fund's control, and the Fund has very limited options to address this discount.
• Horizon Kinetics has informed the Board that it believes it will be able to grow the Fund’s assets over time through asset appreciation and potentially through a recapitalization transaction such as a rights offering to the Fund’s shareholders, an at-the-market offering or other mechanism permitted by applicable regulations.  Such asset growth would be expected to have a positive impact on trading prices of the Fund’s shares in relation to net asset value, although no assurance can be given of Horizon’s success in growing the Fund’s assets or of any such asset growth’s positive impact on trading prices.
3. In making its initial decision to approve the Plan of Liquidation in March 2016, the Board concluded that a liquidation would allow all stockholders to receive the net asset value of their shares (after payment and provision for the Fund's debts and obligations, including expenses of the liquidation) without favoring any shareholders, as to timing or otherwise, over any other shareholders of the Fund. Liquidation would allow the Fund to sell some portfolio securities and distribute the cash proceeds to shareholders, and to distribute certain of the Fund's portfolio securities in kind, in an equitable and orderly manner over a period of time.
• These factors were considered by the Board primarily in contrast to possible alternatives, such as a disposition of the Fund or its assets to a third party, that might have led to the liquidation and dissolution of the Fund on an accelerated basis or the disposition of Fund assets prematurely, including certain assets for which there is not an active trading market and that could not currently be sold at prices that the Board considers adequate. Horizon has informed the Board that it does not have any present intention to liquidate any of the Fund’s remaining assets in the near term, as it does not believe current market prices for those assets represent fair value. If the Proposals are approved, the previously-approved liquidation will not occur and Horizon Kinetics will attempt to grow the Fund as discussed above.

     4. In light of the depressed trading prices of the Fund's shares in recent years, and the difficulties facing small, closed-end funds as discussed above, in March 2016, the Board determined that a complete liquidation of the Fund would benefit shareholders by allowing them to invest the proceeds of the liquidation in alternative investments of their choice, including, for example, larger closed-end or open-end funds with investment objectives similar to the Fund's.
• If the Proposals are approved, Horizon will modify the current investment strategy of the Fund to include a value discipline that is consistent with Horizon Kinetics’ long-term, fundamental value approach, which is summarized in this Proxy Statement. For this reason, and the reasons discussed above, the benefits that a shareholder of the Fund might have obtained by investing proceeds of a liquidation of the Fund in a larger fund with investment objectives similar to the Fund's may be obtainable by continuing to hold shares of the Fund.
5. In March 2016, the Board determined that some possible alternatives to a liquidation of the Fund would not be feasible because they could cause the Fund to incur significant costs, including transaction costs, that would require the commitment of significant additional resources, which would not be available.
• Subsequent to its approval of the Plan of Liquidation and the 2016 Annual Meeting, the Board was approached by Horizon Kinetics with new information containing the proposal for the engagement of Horizon as investment adviser to the Fund. Pursuant to the letter of intent it entered into with the Fund, Horizon Kinetics has agreed to assume and pay all direct costs of the parties relating to Horizon’s engagement as the new investment adviser to the Fund, including but not limited to the costs related to that letter of intent, the costs of preparation and review of this Proxy Statement and legal expenses and printing and mailing costs related to this Proxy Statement. Such agreement to pay costs is binding, and there is no arrangement between the Fund and Horizon that could require the Fund to repay those costs.
     In addition to the foregoing factors, the Board considered factors related to the resources, financial condition and performance of Horizon and the other factors summarized in the discussion of Proposal One, above, considered by the Directors in determining to recommend the approval of the Advisory Agreement.
     Based on these considerations, on balance, the Board, consistent with the recommendation of Fund management, determined that revoking the Plan of Liquidation and adopting the other Proposals contained in this Proxy Statement would be in the best interests of the Fund and its shareholders. If this Proposal is approved by the shareholders at the Special Meeting, the Fund will continue in existence as a Texas corporation and its shares of common stock will continue to be listed and traded on the NYSE MKT under the trading symbol “RCG.”
THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSAL TO REVOKE THE PLAN OF LIQUIDATION.
PROPOSAL THREE
ELECTION OF DIRECTORS
     Pursuant to the Fund’s Restated Articles of Incorporation and Bylaws, the Board of Directors is to consist of one or more Directors, the number of which may be increased or decreased from time to time by resolution adopted by a majority of the Board. On January 20, 2017, the Board adopted a resolution setting the number of Directors constituting the full Board of Directors at five, to be effective upon shareholder approval of Proposals One through Three.
     The Board is divided into three classes, and each class normally serves for a three-year term. Under Texas law, procedures are available to remove Directors even if they are not then standing for re-election. Otherwise, ordinarily only those Directors in a single class may be changed in any one year. Messrs. McCormick, Hill and Pierce have indicated that they will resign if the Proposals are approved as they do not wish to be involved with the Fund if there is a change in management. As a result of the vacancies that will be created by such anticipated resignations and by an increase in the size of the Board to five Directors, Directors will be elected in each of the three classes, effective upon approval of the Proposals, with each Director to serve until the expiration of the term applicable to such class and until his or her successor is elected and qualified.
     Having a classified Board of Directors may be regarded as an “anti-takeover” provision by making it more difficult for shareholders to change the majority of Directors, and may have the effect of maintaining the continuity of management.
The nominees for the Directors receiving the majority of the votes cast for that directorship will be elected.

INFORMATION CONCERNING NOMINEES AND CONTINUING DIRECTOR
     Term of Office. One of the current Class Three Directors, Russell Cleveland, was recently re-elected at the Annual Meeting. Mr. Cleveland’s term as a Class Three Director is for a term of three (3) years expiring at the Annual Meeting to be held in 2019, and until his successor is elected and qualified. Murray Stahl has been nominated for election as a Class Three Director, and if elected, he will also serve for a term expiring at the Annual Meeting to be held in 2019, and until his successor is elected and qualified. The terms of office of the persons elected as Class One Directors will expire at the Annual Meeting to be held in 2017, and the term of office of the person elected as the Class Two Director will expire at the Annual Meeting to be held in 2018. The nomination of each of the four persons whose election will be voted upon at the Special Meeting was recommended to the Board by Horizon Kinetics.
Position(s) Held with the Fund,
	Principal Occupation(s)	Current	Portfolios in Fund
	During Past 5 Years,	Term and	Complex(2) Overseen
Name(1)	and Other Directorships	Time Served	by Director or Nominee

Interested Directors:
Russell	President and CEO of the Adviser (principal occupation)	Annual/Since 1994	One
Cleveland(3)
Age 78	President and CEO of the Fund (principal occupation)	Annual/Since 1994

	Class Three Director of the Fund	Until 2019 Annual
Meeting/Since 1994

Other Directorships:
	Director of AnchorFree, Inc. (a Fund portfolio company)	Since 2012

	Former Director of iSatori, Inc., formerly a	2003-2015
Portfolio company (Nutraceutical Preparations)

	Former Director of Cover-All Technologies, Inc.,	2003 - 2015
a non- portfolio public company.(Insurance
	Software Licensing and Maintenance)	2008 - 2009

	Former Director of Access Plans,	2006 - 2011
Inc. (Direct Mail and Advertising)

	Former Director of BPO Management	2004 - 2011
Services, Inc. (Business Process Outsourcing)

Former Director of CaminoSoft
(Systems Software)

Murray Stahl(4)	Proposed Class Three Director of the Fund	N/A	Ten
Age 63
Chairman, Chief Executive Officer and Chief
Investment Strategist of Horizon Kinetics LLC
(including Horizon Asset Management LLC since 1994;
Kinetics Asset Management LLC and Kinetics Advisers,
LLC since 2000) (Principal occupation)

Other Directorships:
	Chairman, the FRMO Corp. (OTC Pink: FRMO)	Since 2001

	Director, Kinetics Mutual Funds, Inc.	Since 2000
(open-end investment companies)

	Director, Bermuda Stock Exchange	Since 2014
(stock exchange)

	Director, Minneapolis Grain Exchange	Since 2013
(commodity exchange)

	Director, Winland Electronics, Inc.	Since 2015
(environmental monitoring)

	Director, IL&FS Securities Services Ltd	Since 2008
(securities market services)

Position(s) Held with the Fund,
	Principal Occupation(s)	Current	Portfolios in Fund
	During Past 5 Years,	Term and	Complex(2) Overseen
Name(1)	and Other Directorships	Time Served	by Director or Nominee

Interested Directors (continued):
Eric Sites(4)	Proposed Class One Director of the Fund	N/A	One
Age 38
	Portfolio Manager, Horizon Kinetics LLC	Since 2004
(including Horizon Asset Management LLC,
Kinetics Asset Management LLC and
Kinetics Advisers, LLC) (Principal occupation)

Other Directorships:
	Director, Bermuda Stock Exchange	Since 2016

Independent Directors:
Alice C. Brennan	Proposed Class One Director of the Fund	N/A	One
Age 64
	Independent Consultant (legal and compliance	Since 2014
risk oversight) (Principal occupation)

	Associate General Counsel, Chief Compliance	2000-2014
Officer & Chief Trademark and Copyright Counsel,
Verizon Wireless (Prior principal occupation)

Herbert M.	Proposed Class Two Director of the Fund	N/A	One
Chain
Age 64	Founder and Managing Member, HMC Business	Since 2015
Consulting LLC (financial reporting and controls)
(Principal occupation)

	Adjunct Professor, St. John’s University	Since 2011

	Adjunct Instructor, New York University	Since 2015

	Audit Partner, Deloitte & Touche LLP	1988-2015
(Prior principal occupation)

(1) The address of all persons named in the table other than Mr. Cleveland is c/o Horizon Asset Management LLC, 470 Park Avenue South, New York, New York 10016. Mr. Cleveland’s address is c/o RENN Capital Group, Inc., 11520 North Central Expressway, Suite 162, Dallas, Texas 75243.
(2) The term “Fund Complex” means all 1940-Act-registered investment funds, or separate portfolios of such a fund, which share a common investment adviser (or have investment advisers that are affiliated persons) or which hold themselves out to investors as related companies for purposes of investment and investment services. The Fund is not currently grouped into a Fund Complex with any other such funds. Upon approval of the Proposals, Horizon will become investment adviser to the Fund and the Fund will be grouped into a Fund Complex with other 1940-Act-registered investment funds managed by Horizon Kinetics or its registered investment adviser subsidiaries, including Horizon.
(3) Mr. Cleveland is currently considered an “interested person” of the Fund as defined by Section 2(a)(19) of the 1940 Act by virtue of being an officer and sole Director of RENN Group, the Fund’s current investment adviser, and by being a limited partner in the Cleveland Family Limited Partnership, which owns more than 5% of the Fund’s securities and all of the securities of RENN Group. Assuming shareholder approval of the Proposals herein, Mr. Cleveland will continue to be considered an “interested person” by virtue of his role with the Cleveland Family Limited Partnership and its ownership of the Fund’s securities.
(4) Upon approval of the Proposals, Horizon will become investment adviser to the Fund and Mr. Stahl and Mr. Sites will become “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act by virtue of being officers and directors of Horizon, officers of Horizon Kinetics, and in Mr. Stahl’s case, a director and beneficial owner of outstanding securities of Horizon Kinetics.

     The following table sets forth information about the dollar range of equity securities owned by Mr. Cleveland and each nominee for election as a Director in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by such person within the same Family of Investment Companies as the Fund.
Aggregate Dollar Range of Equity Securities
in Funds Overseen by Director or
Name	Dollar Range of Shares in Fund	Nominee in Family of Investment Companies(1)
Interested Directors:
Russell Cleveland	Over $100,000(2)	Over $100,000(2)
Murray Stahl	$0-$10,000(2)	$0-$10,000(2)
Eric Sites	None	None
Independent Directors:
Alice C. Brennan	None	None
Herbert M. Chain	None	None

(1) The term “Family of Investment Companies” means all 1940-Act-registered investment funds that share the same investment adviser and hold themselves out to investors as related companies for purposes of investment and investment services. The Fund is not currently grouped into a Family of Investment Companies with any other such funds. Upon approval of the Proposals, Horizon will become investment adviser to the Fund and the Fund will be grouped into a Family of Investment Companies with one other 1940-Act-registered investment fund managed by Horizon.
(2) Based on a valuation performed for the Fund on March 17, 2017.
     Board Member Attributes. The following is a summary of some of the experience, skills, and attributes that led to the conclusion that each member should serve as a Director for the Fund:
     Russell Cleveland, the current Chairman of the Board of the Fund, is a Chartered Financial Analyst with more than 40 years of experience as a specialist in investments in smaller capitalization companies. A graduate of the Wharton School of Business, Russell Cleveland has served as President of the Dallas Association of Investment Analysts. He is also the President, Chief Executive Officer, sole Director, and beneficial shareholder of all of the shares of RENN Group, the existing investment adviser to the Fund. Mr. Cleveland is deemed to be a valuable Board member due to his depth of knowledge of the Fund, his business judgment, and extensive experience in the field of investment management.
     Alice C. Brennan has served as an officer and corporate secretary at global technology companies for more than 20 years and has extensive experience in corporate governance, securities laws, compliance and risk oversight, among others. Ms. Brennan currently serves as an independent consultant to expert networks, helping their clients understand legal and compliance risk oversight, audit disclosure and electronic records management. Previously, Ms. Brennan served as Associate General Counsel and Chief Compliance Officer for Verizon Wireless, and prior to that was Vice President, Secretary and Chief Compliance Officer for Bristol-Myers Squibb Company. Ms. Brennan received a Bachelor of Arts from Skidmore College, a Master of Arts from Columbia University and a Juris Doctor from Hofstra Law School.
     Herbert M. Chain is the founder and Managing Member of HMC Business Consulting, LLC, a consulting firm that provides assistance with financial reporting and controls, IPO readiness, financial due diligence, and litigation and dispute resolution services. He also serves as an Adjunct Professor in the Department of Accounting and Taxation at St. John’s University, and an Adjunct Instructor in the School of Professional Studies at New York University. Previously, Mr. Chain was an audit partner for 27 years with Deloitte & Touche LLP where he served public and private clients, including public and private investment advisers, trust companies, ETFs, REITS, mutual funds, closed-end funds and other investment partnerships. Mr. Chain received a Bachelor of Science from Duke University, a Masters of Business Administration from the Wharton Graduate School of Business and a Masters of Science from New York University.
     Murray Stahl is a co-founder, Chief Executive Officer, and Chairman of the Board of Horizon Kinetics. He has over 30  years of investing experience and is responsible for overseeing Horizon Kinetics’ proprietary research. Murray serves as Horizon Kinetics’ Chief Investment Officer, and chairs the firm’s Investment Committee, which is responsible for portfolio management decisions across the entire firm. He is also the Co-Portfolio Manager for a number of registered investment companies, private funds, and institutional separate accounts. Additionally, Murray is the Chairman and Chief Executive Officer of FRMO Corp. He is also a member of the Board of Directors of the Bermuda Stock Exchange, the Minneapolis Grain Exchange, Winland Electronics, Inc., and IL&FS Securities Services Limited. Prior to co-founding Horizon Kinetics, Murray spent 16 years at Bankers Trust Company (1978-1994) as a senior portfolio manager and research analyst. As a senior fund manager, he was responsible for investing the Utility Mutual Fund, along with three of the bank’s Common Trust Funds: The

Special Opportunity Fund, The Utility Fund, and The Tangible Assets Fund. He was also a member of the Equity Strategy Group and the Investment Strategy Group, which established asset allocation guidelines for the Private Bank. Murray received a Bachelor of Arts in 1976 and a Master of Arts in 1980 from Brooklyn College, and an MBA from Pace University in 1985.
     Eric Sites is a Vice President at Horizon Kinetics. Eric joined Horizon Kinetics in 2004 and is a Portfolio Manager and Research Analyst for the firm. He serves on the investment team for certain registered investment companies managed by the investment adviser subsidiaries of Horizon Kinetics, and also serves on the Board of the Bermuda Stock Exchange, where he is Chair of the New Business Development Committee. Eric received a BA from Southern Illinois University in 2000 and an MA from Columbia University, Teachers College in 2002.
     Mr. Stahl and Mr. Sites will be “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act by virtue of being officers and directors of Horizon, officers of Horizon Kinetics, and in Mr. Stahl’s case, a director and beneficial owner of outstanding securities of Horizon Kinetics.
     Diversity in Board Members. In selecting nominees for election or re-election to the Board, consideration is given to the presence on the Board of a broad spectrum of business acumen and personal perspectives. The Fund has members who bring experience in securities and finance, executive management of corporations, directorships, corporate governance and financial reporting, among others. The Fund has no policy regarding such, but it intends to keep a diversity of skills and attitudes in its Board makeup, and it assesses those qualities in any present Director or one who is being considered for nomination to the Board.
     Board’s Role in Risk Management. The Board endeavors to forestall risk by its development of fundamental investment policies for approval by the shareholders and other policies which are more flexible for the Adviser’s activities on the Fund’s behalf. The Board is also involved in the assessment and monitoring of risk by virtue of its review of the Fund’s investment activities, noting whether the portfolio has industry or geographic susceptibilities, by the appointment of the Adviser’s portfolio managers to directorships on portfolio boards when indicated, and by review of the financial particulars of the Fund, including any occasions of debt. It also considers the strength of the Adviser’s staff to provide uninterruptible investment and administrative services to the Fund. The Board feels that its considerable oversight of risk fuses well with the Fund’s leadership structure.
     Board Structure. Upon approval by shareholders of Proposals One through Three, Murray Stahl is expected to serve as both the Chairman of the Board and the Fund’s Chief Executive Officer, and the Board has determined that the dual role is appropriate for this Fund. Mr. Stahl will be an interested person in the Fund by virtue of his roles with Horizon, the Fund’s proposed new investment adviser, giving him an additional incentive for its good performance and protection. He will forego compensation from the Fund for both roles except for his indirect benefit from Horizon’s management fee. The appointment of a separate person to serve as chairman would likely require the Fund to incur additional fee expense for the position, which the Board feels is unwarranted at this time. While not being named as such, the chairs of the Fund’s Audit and Governance Committees in essence serve as lead independent Directors. They regularly hold meetings without management present to assess matters concerning financial reporting and administrative risk and portfolio investment parameters and execution risk, and relay to the Chairman of the Board any concerns they may have.
     Director Transactions with Affiliates. As of the record date, with the exception of interested Director Russell Cleveland and interested proposed Director Murray Stahl, none of the Directors own any interest in RENN Group, the Fund’s current investment adviser, or Horizon, the Fund’s proposed investment adviser, or any person controlling, controlled by, or under common control with RENN Group or Horizon; nor has any Director, or a member of his immediate family, engaged in, or had a material interest in, a transaction or series of similar transactions involving the Fund, RENN Group or Horizon which exceeded $120,000 in any fiscal year during the previous five fiscal years of the Fund; nor is any such transaction being currently considered. Since January 1, 2015, no Director or nominee, or a member of his or her immediate family, has had a material interest in any material transaction or any currently proposed material transaction involving the Fund, RENN Group or Horizon, an officer of the Fund, RENN Group or Horizon, a parent, subsidiary or other affiliate of RENN Group or Horizon (or any officer of such a parent, subsidiary or affiliate) or any investment company having the same adviser as the Fund (or any officer of such an investment company).
     Legal Proceedings. There have been no material pending legal proceedings in which any Director or nominee for Director or any affiliated person of such Director or nominee is a party adverse to the Fund or has a material interest adverse to the Fund or any of its affiliated persons. Director nominee Eric Sites filed for personal bankruptcy protection under Chapter 13 of the United States Bankruptcy Code in 2011. The Chapter 13 plan of reorganization was approved by the United States Bankruptcy Court for the Northern District of Illinois in October 2011, and Mr. Sites was granted a discharge in July 2016.
     Additional information concerning the Directors may be included in the Statement of Additional Information contained in the N-2 registration statement filed with the SEC by the Fund. This information may be obtained without charge by calling 1-214-891-8294.

     Board Meetings and Committees. The Board of Directors held 18 meetings during 2016. The Board has established an Audit Committee and a Nominating and Corporate Governance Committee. The Board has not established a Compensation Committee because the Fund has no employees, its officers receive no compensation from the Fund, and the Fund has never issued options or warrants to officers or Directors of the Fund. All Directors attended at least 75% of the aggregate number of meetings held by the Board and all committees on which such Director served during 2016.
     Audit Committee. The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. In 2016, the Audit Committee held three meetings. The primary duties and responsibilities of the Audit Committee are:
• to select and approve the compensation of the Fund’s independent auditors, including those to be retained for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund;
• to monitor the independence and performance of the Fund’s independent auditors, who report directly to the Audit Committee;
• to oversee generally the accounting and financial reporting processes of the Fund and the audits of its financial statements;
• to review the reports and recommendations of the Fund’s independent auditors;
• to provide an avenue of communication among the independent auditors, management, and the Board of Directors; and
• to address any matters between the Fund and its independent auditors regarding financial reporting.
     During 2016 the Audit Committee was comprised of three independent Directors, who currently are Ernest C. Hill (Chairman), Charles C. Pierce, Jr., and J. Philip McCormick. Upon shareholder approval of Proposals One through Three set forth in this Proxy Statement, the Audit Committee will be comprised of Alice C. Brennan and Herbert M. Chain, each of whom will be considered an independent director.
     Regulation S-K requires that an audit committee have a member who is a “financial expert.” The SEC rules do not require that an audit committee financial expert have any additional duties, obligations or liabilities, and he is not considered an expert under the Securities Act of 1933. The Board of Directors determined that J. Philip McCormick satisfies the standard for “audit committee financial expert” within the meaning of Regulation S K. The Board believes that Herbert M. Chain, who will become a director and a member of the Audit Committee upon approval by shareholders of Proposals One through Three, also satisfies the standard for “audit committee financial expert.”
     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee was created in January 2004 and is responsible for nominating individuals to serve as Directors and to address such governance matters as the Board may request from time to time. During 2016 the Nominating and Corporate Governance Committee held one meeting.
     In its assessment of each potential nominee for Director, the Committee reviews the nominee’s judgment, experience, independence, financial literacy, knowledge of emerging growth companies, understanding of the Fund and its investment objectives, and such other factors as the Committee may determine. The Committee also takes into account the ability of a nominee to devote the time and effort necessary to fulfill his or her responsibilities. The Committee has no formal policy regarding the consideration of nominees for election as directors that may be recommended by shareholders of the Fund, but would consider any qualified persons who might be recommended by shareholders in appropriate circumstances.
     During 2016 the Nominating and Corporate Governance Committee was comprised of three independent Directors, who currently are Charles C. Pierce, Jr. (Chairman), Ernest C. Hill, and J. Philip McCormick. The Members of the Nominating and Corporate Governance Committee will change to Murray Stahl (Chairman), Alice C. Brennan and Herbert M. Chain upon shareholder approval of Proposals One through Three set forth in this Proxy Statement.

     The Nominating and Corporate Governance Committee has a written charter, a copy of which was attached as Appendix C to the Fund’s proxy statement related to the 2016 Annual Meeting of Shareholders.
     Director Compensation. The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered “interested persons” of the Fund. Directors who are not interested persons of either the Fund or its current investment adviser, RENN Group, currently receive a monthly fee of $2,000 ($3,000 per month for the Chairman of the Audit Committee), plus $750 and out-of-pocket expenses for each quarterly valuation meeting attended. Notwithstanding the foregoing, upon approval from shareholders of Proposals One through Three set forth in this Proxy Statement, it is expected that Directors’ fees for Directors who are not interested persons will be reduced to an amount between $500 and $1,000 annually per Director. For the fiscal year ended December 31, 2016, the aggregate compensation paid by the Fund to each Director, and the aggregate compensation paid by any other funds in a Fund Complex with the Fund to each Director, is set forth below:
				Total 2016
		Retirement Benefits	Estimated	Compensation
	Aggregate Deferred	Accrued as Part	Annual Benefits	from Fund and
Name of Director	Compensation from Fund	of Fund Expenses	upon Retirement	Fund Complex(2)
Russell Cleveland(1)	$0	$0	$0	$ 0
Ernest C. Hill	$0	$0	$0	$39,000
Charles C. Pierce, Jr.	$0	$0	$0	$27,000
J. Philip McCormick	$0	$0	$0	$27,000

(1) Mr. Cleveland is an “interested person” as defined by Section 2(a)(19) of the 1940 Act by virtue of being CEO and sole director of RENN Group, the Fund’s current investment adviser, and by being a limited partner in the Cleveland Family Limited Partnership, which owns more than 5% of the Fund’s securities and all of the securities of RENN Group. Assuming shareholder approval of the Proposals herein, Mr. Cleveland will continue to be an “interested person” by virtue of his role with the Cleveland Family Limited Partnership and its ownership of the Fund’s securities.
(2) The term “Fund Complex” means all 1940-Act-registered investment funds, or separate portfolios of such a fund, which share a common investment adviser (or have investment advisers that are affiliated persons) or which hold themselves out to investors as related companies for purposes of investment and investment services. The Fund is not currently grouped into a Fund Complex with any other such funds.
Compensation Committee Interlocks and Insider Participation.
     During the last completed fiscal year of the Fund, no executive officer of the Fund was a director or member of a compensation committee of any entity of which a member of the Fund’s Board was or is an executive officer.
THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF NOMINEES MURRAY STAHL AS A CLASS THREE DIRECTOR, ERIC SITES AND ALICE C. BRENNAN AS CLASS ONE DIRECTORS, AND HERBERT M. CHAIN AS A CLASS TWO DIRECTOR.
PROPOSAL FOUR
RATIFICATION OF APPOINTMENT OF AUDITOR
     The Board of Directors has selected BKD, LLP, to audit the Fund for the fiscal year ending December 31, 2016. Its selection was approved by the vote of a majority of the Board of Directors, including a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act. A representative of BKD, LLP, is expected to attend the Special Meeting, and will respond to appropriate questions from shareholders and will have the opportunity to make a statement, should he or she so desire.
     The following table presents fees paid by the Fund for professional services rendered by BKD, LLP, for the fiscal years ended December 31, 2015, and December 31, 2014.

	Fees for 2015	Fees for 2014
Fee Category	BKD	BKD
Audit Fees	$58,000	$59,000
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total Fees	$58,000	$59,000

     Audit Fees were for professional services rendered for the audit of the Fund’s annual financial statements. No tax or other non-audit fees were incurred or paid by the Fund to the independent audit firm of BKD, LLP, for the fiscal years ended December 31, 2015, and December 31, 2014.
     The Audit Committee has adopted a pre-approval policy that provides for the prior consideration by the Audit Committee of any audit or non-audit services that may be provided by its independent auditor to the Fund. Audit services were approved as delineated on the auditor’s engagement letter before services were commenced. No tax or other non-audit fees were pre-approved with regard to the auditor for the fiscal years ended December 31, 2015, or December 31, 2014. Neither has the Audit Committee pre-approved its auditor’s providing any non-audit services for RENN Group, the current Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, nor is it aware of any such situation that would require its pre-approval.
     BKD, LLP’s address is 14241 Dallas Parkway, Suite 1100, Dallas, Texas 75254. The firm was also the Fund’s independent auditor for the years ended December 31, 2015, 2014, and 2013. No conflicts between the Fund and the auditor occurred during those audits.
AUDIT COMMITTEE REPORT
     The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended December 31, 2016, with the Fund’s management. The Audit Committee has discussed with BKD, LLP, the Fund’s independent auditor, the matters required to be discussed by the standards of the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter of BKD, LLP, required by current authoritative standards and has discussed with the auditor its independence.
     Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2016. The Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2016, which includes the Fund’s audited financial statements for that year, was previously distributed to the Fund’s shareholders.
Ernest C. Hill, Chairman
Charles C. Pierce, Jr.
J. Philip McCormick
     The affirmative vote of a majority of shares present, in person or by proxy, and entitled to vote at the Special Meeting is required for the ratification of the selection of the Fund’s independent auditors.
     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BKD, LLP, AS THE FUND’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDED DECEMBER 31, 2016.
DISSENTER’S RIGHTS
     The Texas Business Organizations Code does not grant shareholders of a Texas corporation dissenter’s rights with respect to any of the Proposals covered by this Proxy Statement.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund’s officers and Directors and persons who own more than 10% of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership with the SEC. Such reporting individuals are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms that they file.
     To the Fund’s knowledge, all Section 16(a) filings relating to the Fund’s common stock applicable to its officers, Directors, and greater-than-10% beneficial owners were timely filed for the fiscal year ended December 31, 2016.
SUBMISSION OF SHAREHOLDER PROPOSALS
     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, shareholders may present proper Proposals for inclusion in the Fund’s proxy statement for consideration at its Annual Meeting of Shareholders by submitting Proposals to the Fund in a timely manner. A shareholder may submit a Proposal for inclusion in the Proxy Statement for the Annual Meeting of Shareholders to be held in 2017, if such Proposal is submitted to the Fund on or prior to the 120th day before the date in 2017 that is the same date as the date on which the Proxy Statement for this year’s Annual Meeting was mailed, which submission deadline was January 26, 2017. Any Shareholder Proposal to be submitted for consideration at the Annual Meeting to be held in 2017 was required to have been sent prior to January 26, 2017, to Corporate Secretary, RENN Fund, Inc., 11520 North Central Expressway, Forest Central One, Suite 162, Dallas, Texas 75243.

OTHER BUSINESS
     As provided by Texas law and the Fund’s bylaws, only business within the purposes described in the accompanying notice may be conducted at the Special Meeting. If any other matter within such purposes properly comes before the Special Meeting or any adjournment(s), then the persons named in the proxy will vote on such matters pursuant to the proxy in their discretion and as they deem appropriate.
     Unless you submit instructions to the contrary to the Fund, annual reports to shareholders, proxy materials, and notices of internet availability of proxy materials will be furnished by “householding,” that is, only one set of materials, together with the appropriate number of proxy cards, will be sent to any residential address on record for more than one shareholder. You may request in writing or by telephone that in the future you should be sent an individual set of materials, in which case you will then commence receiving individual sets of materials for any mailings occurring 30 days or more after your request. To make such a request you should contact our transfer agent, American Stock Transfer & Trust Company, LLC at 6201 15th Avenue, Brooklyn, New York 11219, telephone (718) 921-8200, Extension 6412. You may also access a copy of the proxy materials (but not a votable copy of the proxy card) from the Fund’s website at www.rencapital.com/renn_global.php.
SHAREHOLDER COMMUNICATIONS WITH THE BOARD
     Generally, shareholders who have questions or concerns regarding the Fund should contact the Fund’s Corporate Secretary at (214) 891-8294. However, shareholders may communicate with the Board by sending a letter to: Prior to June 5, 2017: Board of Directors of the RENN Fund, c/o Corporate Secretary, RENN Fund, Inc., 11520 North Central Expressway, Suite 162, Dallas, Texas 75243. On or after June 5, 2017 (if Proposals One through Three contained herein are approved): Board of Directors of the RENN Fund, c/o Horizon Asset Management LLC, 470 Park Avenue South, New York, NY 10016. All communications must contain a clear notation indicating that it is a “Shareholder—Board Communication” or a “Shareholder—Director Communication” and must identify the author as a shareholder. The Corporate Secretary will forward the correspondence, if appropriate, to the Chairman of the Board or to any individual Director to whom the communication is directed. The Fund reserves the right not to forward to the Board any communication that is hostile, threatening, illegal, not reasonably related to the Fund or its business, or similarly inappropriate. The Corporate Secretary has authority to discard or disregard any inappropriate communication or to take any other action that it deems to be proper with respect to any inappropriate communications.
     You are cordially invited to attend the Special Meeting of Shareholders in person. However, whether or not you plan to attend the Special Meeting, you are requested to promptly vote your proxy online, or by telephone, or by completing, signing, and returning the proxy card in the enclosed postage-paid envelope. Please refer to the proxy card for details.
By Order of the Board of Directors,
Lynne Marie Simon
Corporate Secretary
Dallas, Texas
April 28, 2017

EXHIBIT A
FORM OF PROPOSED INVESTMENT ADVISORY AGREEMENT
INVESTMENT ADVISORY AGREEMENT
     This INVESTMENT ADVISORY AGREEMENT (this “Agreement”) in entered into as of the ___ day of __________ 2017, by and between RENN Fund, Inc., a Texas corporation (the “Company), and Horizon Asset Management LLC, a New York limited liability company (the “Adviser”).
     WHEREAS, the Company operates, and will continue to operate, as a registered, non-diversified, closed-end investment company (a “RIC”) under the Investment Company Act of 1940, as amended, and is engaged and will continue to engage in the business of making investments consistent with its operation as a RIC qualified for tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended;
     WHEREAS, the Adviser is engaged in the business of rendering investment advisory, management and administrative services with respect to investments of the type made by the Fund; and
     WHEREAS, the Fund deems it advisable to retain the Adviser to render certain investment advisory, management and administrative services to the Fund, and the Adviser desires to provide such services to the Fund, on the terms and conditions set forth in this Agreement;
     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1. Investment Description; Appointment
     The Company desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Incorporation, as amended, and in the Company's most recent prospectus as filed with the Securities and Exchange Commission (“SEC”) or in such other, more recent SEC filing as may properly set forth such information from time to time, and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Company. Copies of the appropriate SEC filing and the Company’s Articles of Incorporation, as amended, have been or will be submitted to the Adviser. The Company agrees to provide copies of all amendments to the Company’s Articles of Incorporation and all new or amended SEC filings containing the Company’s investment objectives and limitations to the Adviser on an ongoing basis. The Company desires to employ and hereby appoints the Adviser to act as investment adviser to the Company. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.
2. Services as Investment Adviser
     Subject to the supervision and direction of the Board of Directors of the Company, the Adviser will (a) act in accordance with the Company’s Articles of Incorporation, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, all applicable SEC rules and regulations and any other applicable provisions of law, as the same may from time to time be amended, (b) use its best efforts to increase the value of the Company’s assets by causing such assets to be invested in such securities as the Adviser in its discretion shall deem advisable in accordance with the Company’s investment objectives and policies as stated in the Company’s Articles of Incorporation and the appropriate SEC filing as from time to time in effect, (c) make investment decisions and exercise voting rights in respect of portfolio securities for the Company, and (d) place purchase and sale orders on behalf of the Company. In providing these services, the Adviser will provide investment research and supervision of the Company’s investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Company’s assets. The Adviser shall allocate such personnel and devote such efforts as are necessary for it to carry out its duties under this Agreement. In addition, the Adviser will furnish the Company with whatever statistical information the Company may reasonably request with respect to the securities that the Company may hold or contemplate purchasing. The Company acknowledges that the Adviser does not guarantee the investment performance of any particular securities selected by the Adviser for the investment of the Company’s assets.
     3. Provision of Management and Administrative Services.The Adviser shall provide, or arrange for suitable third parties to provide, any and all management and administrative services reasonably necessary for the operation of the Company and the conduct of its business. The Adviser will act in good faith in the selection, use and monitoring of third parties to perform any services, and any delegation to or appointment of a third party shall not relieve the Adviser of any of its obligations under this Agreement. Without limiting any other provision of this Agreement, such management and administrative services shall include, but not be limited to, the following services:
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(i)    Providing such office space, equipment, facilities and supplies, and the services of such clerical and other personnel of the Adviser, as may be necessary or required for the reasonable conduct of the business of the Company;
(ii)   Keeping and maintaining the books and records of the Company and handling communications and correspondence with shareholders of the Company;
(iii)  Preparing management and other reports and documents as may be necessary or appropriate for the reasonable conduct of the business of the Company;
(iv)  Making such arrangements as may be necessary or appropriate for the custody, deposit and safekeeping of the Company’s investment securities, cash and other assets; provided, that such custody, deposit and safekeeping of securities shall be an expense borne by the Company;
(v)   Making such arrangements and handling such communications with accountants, attorneys, banks, transfer agents, custodians, underwriters, insurance companies, depositories and other persons as may from time to time be requested by the Company or as may be reasonably necessary to perform any of the other services to be rendered by the Adviser under this Agreement;
(vi)   Providing such other managerial and administrative services as may be reasonably requested by the Company to identify, evaluate, structure, monitor, acquire and dispose of Company investments;
(vii)  Providing such other advice and recommendations with respect to the business and affairs of the Company as the Adviser shall deem to be desirable or appropriate; and
(viii) Providing, as may be appropriate or necessary, from time to time, a director designee or advisory director to the Company’s portfolio companies and making arrangements for the provision, at such costs as are reasonable and appropriate and for the benefit of the Company, of such other management assistance to portfolio companies as may be appropriate or necessary, in each case consistent with the applicable requirements of the Investment Company Act of 1940 and the Investment Advisers Act of 1940.
4. Brokerage
     In executing transactions for the Company and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Company transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, including the expected contribution of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. The price to the Company in any transaction may be less favorable than that available from another broker or dealer if the difference is reasonably justified by other aspects of the execution services offered, provided that such transaction is effected in compliance with Section 28(e) of the Securities Exchange Act of 1934 with a broker or dealer that is not affiliated with the Adviser and that the Adviser determines in good faith and in accordance with the Standard of Care (as defined in Section 9 below) that the commission paid is reasonable in relation to the benefits of the transaction received by the Company. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Company and/or other accounts over which the Adviser or an affiliate exercises investment discretion. Concurrently with the execution of this Agreement, the Adviser has provided a copy of its “soft dollar” policy to the Company and will provide to the Company copies of all updates, amendments and supplements to such policy on an ongoing basis. Concurrently with the execution of this Agreement and annually thereafter the Adviser will provide a written description to the Company of all “soft dollar” arrangements, including the amount paid for each service and the portion of the Company’s commissions directed to pay for such service, together with a statement that all such arrangements are in compliance with Section 28(e) of the Securities Exchange Act of 1934.
     On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Company as well as of other clients, the Adviser to the extent permitted by applicable law and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Company and such other clients.
5. Confidentiality of Information
     The Adviser will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and the Company’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval
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in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.
6. Proxy Voting
     The Adviser will have the responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Company are invested in accordance with the Adviser’s policies on proxy voting. The Adviser has provided a copy of its proxy voting policies to the Company and will provide to the Company copies of all updates, amendments and supplements to such policies on an ongoing basis.
7. Information Provided to the Company
     The Adviser will keep the Company informed of developments materially affecting the Company, and will, on its own initiative, furnish the Company from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser will furnish the Company with whatever information, reports, valuations, analyses and opinions the Board of Directors of the Company may reasonably request. Without limiting the foregoing, the Adviser shall provide the Company annually with copies of its Form ADV, Part 1, Part 2A Firm Brochure and Part 2B Brochure Supplement, and the Adviser shall notify the Company in writing within three business days of any of the following:
(i)    There is any material change in the Adviser’s senior personnel assigned to perform services under this Agreement;
(ii)   There is any change in control of the Adviser;
(iii)  The Adviser becomes aware of any material change in its portfolio management structure or its business organization, including without limitation the filing for bankruptcy relief;
(iv)  The Adviser ceases to be registered as an investment advisor with the SEC under the Investment Advisers Act of 1940 or such registration is suspended; or
(v)   Any investigation, examination, complaint, lawsuit, disciplinary action or other proceeding by or against the Adviser or any of its employees affecting the Adviser’s ability to perform its duties under this Agreement is commenced by the SEC, the Financial Industry Regulatory Authority (FINRA), any Attorney General or any regulatory agency of any state of the United States, any U.S. Government department or agency, or any governmental agency regulating securities of any country in which the Adviser is doing business (and the Adviser represents that no such proceeding is currently pending or, to its knowledge, threatened or contemplated). The Adviser will make the disclosure required by this paragraph (v) to the extent permitted by applicable law, and except as otherwise required by applicable law, the Company shall maintain the confidentiality of all such information until the investigating entity makes the information public.
8. Books and Records
     The Adviser agrees to preserve for the periods prescribed by Rule 3la-2 under the Investment Company Act of 1940 the records required to be maintained by a registered investment company pursuant to Rule 3la-1 thereunder. The Adviser and the Company agree, in compliance with Rule 3la-3 under the Investment Company Act of 1940, that all records which the Adviser maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company’s request.
9. Standard of Care; Indemnification
     (a) The Adviser acknowledges that this Agreement places it in a fiduciary relationship with the Company. In discharging its duties and performing its services under this Agreement, the Adviser shall act in good faith and with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent professional acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims (the “Standard of Care”). The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Company or its shareholders to which the Adviser would otherwise be subject by reason of (i) willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or reckless disregard by it of its obligations and duties under this Agreement, (ii) any breach by it of a fiduciary duty to the Company, (iii) failure by it to perform in accordance with the Standard of Care or any other material breach by it of this Agreement, or (iv) a violation by it of any applicable ethical rules or applicable law, including but not limited to the Investment Company Act of 1940, the Investment Advisers Act of 1940 and other federal and state securities laws and regulations (collectively, “disabling conduct”). The Company hereby agrees to indemnify the Adviser and each of the Adviser’s partners, officers and employees against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (collectively, “Losses”), including reasonable counsel fees and
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expenses, arising out of the Adviser’s performance of this Agreement and not resulting from or relating to disabling conduct by the Adviser. The Adviser shall be entitled to reimbursement from the Company for payment of the reasonable expenses as and when incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the law. The Adviser shall provide to the Company a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Company has been met and a written undertaking to repay any such expense reimbursement if it should ultimately be determined that such standard of conduct has not been met.
     (b) The Adviser shall indemnify the Company and its officers, directors and trustees for any Losses, including attorneys’ fees, that may be sustained as a result of or relating to any disabling conduct by the Adviser or any Sub-Adviser (as defined in Section 10 below) in connection with this Agreement. Indemnification provided by the Adviser hereunder with respect to the actions of any Sub-Adviser shall be without duplication of any recovery by the Company (or a related indemnified party) for the same Losses from such Sub-Adviser under the indemnification provisions of an applicable Investment Sub-Advisory Agreement (as defined in Section 10 below).
     (c) The rights of any indemnified person under this Section 9 shall be cumulative of, and in addition to, any and all other rights and remedies to which such person may otherwise be entitled by contract or as a matter of law or equity.
     (d) Notwithstanding the foregoing, nothing contained in this Section 9 or any other provision of this Agreement shall constitute a waiver by the Company of any of its legal rights under applicable U.S. securities laws (including but not limited to the Investment Company Act of 1940 and the Investment Advisers Act of 1940) or any other laws whose applicability is not permitted to be contractually waived.
     (e) The Adviser shall at all times during the term of this Agreement maintain, at the Adviser’s cost, for the benefit of the Company insurance of the types and with minimum coverage limits as are customary in the industry for an investment advisory firm providing services comparable to those provided by the Adviser hereunder, including without limitation general liability insurance, including contractual liability, with a limit of liability of no less than $500,000 per occurrence and no aggregate claim limit; workers' compensation as required by applicable laws covering personnel providing services in connection with this Agreement; and a professional indemnity policy covering the Adviser and its professional personnel providing coverage of no less than $25,000,000 (inclusive of errors and omissions and fiduciary liability coverage).
10. Compensation
     (a) In consideration of the services rendered pursuant to this Agreement, the Company will pay the Adviser within five business days after the end of each calendar month, a fee for the previous month computed daily at an annual rate of 1.0% of the Daily Base Amount (defined below); provided, however, that no fee shall be paid on net assets less than Twenty-Five Million Dollars ($25,000,000.00). The “Daily Base Amount” for any day is the Company’s net assets in excess of Twenty-Five Million Dollars ($25,000,000.00), in each case determined as of the end of each trading day.
     (b) Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Company’s net assets shall be computed at the times and in the manner specified in the Company’s Registration Statement as from time to time in effect.
11. Expenses
     The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of and office space for its officers and employees connected with investment and research, trading and investment management of the Company, except as otherwise may be provided in any separate agreement between the Company and the Adviser, as well as the fees of any directors of the Company who are affiliated with the Adviser, any Sub-Adviser or any of their respective affiliates. The Company will bear certain other expenses to be incurred in its operation, including, but not limited to: organizational expenses; taxes, interest, brokerage costs and commissions and stock exchange fees, including any value added tax; fees of directors of the Company who are not officers, directors, or employees of the Adviser, the Sub-Adviser or any of their affiliates; SEC fees, state Blue Sky qualification or offering fees; charges of custodians, sub-custodians and transfer and dividend disbursing agents; expenses in connection with the Company’s Dividend Reinvestment and Cash Purchase Plan; premiums for insurance policies maintained by the Company; outside auditing, pricing and legal expenses; costs of maintenance of the Company’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of printing stock certificates; costs of shareholders’ reports and meetings of the shareholders of the Company and of the Board of Directors of the Company; membership fees in trade associations; stock exchange listing fees and expenses; litigation and other extraordinary or non-recurring expenses, except to the extent the Adviser is responsible for such expenses under the express terms of this Agreement (including Section 9 and the first sentence of this Section 11).
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12. Services to Other Companies or Accounts
     The Company understands that the Adviser now acts, will continue to act or may act in the future as investment adviser to other managed accounts or as investment adviser to one or more other investment companies, and the Company has no objection to the Adviser so acting, provided that whenever the Company and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. The Company recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Company. In addition, the Company understands that the persons employed by the Adviser to assist in the performance of the Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.
13. Term of Agreement
     This Agreement shall become effective on the later of the date specified in the first paragraph of this Agreement and the date on which this Agreement is approved in accordance with the requirements of the Investment Company Act of 1940 and executed by the Adviser and the Company (the “Effective Date”) and shall continue for an initial one-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Company or (ii) a vote of a “majority” (as defined in the Investment Company Act of 1940) of the Company’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not “interested persons” (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days’ written notice by the Company authorized by the Board of Directors of the Company or by vote of holders of a majority of the Company’s outstanding shares, or upon 60 days’ written notice by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act). Notwithstanding the foregoing, at the discretion of the Company’s Board of Directors, all terms and conditions set forth in this Agreement shall continue to apply through a period (the “Transition Period”) following the termination date specified in a notice of termination given by the Company or the Adviser pursuant to this Section 13, or following an automatic termination, during which the Adviser shall continue to serve as the Adviser hereunder at the then-existing compensation level. Such Transition Period shall not exceed three months after the termination date specified in a notice of termination or the date on which this Agreement would otherwise have terminated automatically. During the Transition Period, the Adviser shall perform all services required of it under this Agreement, including those services necessary to complete any pending transactions, and shall cooperate with the Company in good faith to effect an orderly transfer of all services contemplated by this Agreement and all applicable records to a successor investment adviser as expeditiously as possible, and in any event by the end of the Transition Period. The provisions of Sections 5, 8 and 9 shall survive any termination of this Agreement.
14. Entire Agreement
This Agreement constitutes the entire agreement between the parties hereto.
15. Governing Law
     This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York without giving effect to the conflicts of laws principles thereof.
16. Independent Contractor Status
     The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors of the Company from time to time, have no authority to act for, bind or represent the Company in any way or otherwise be deemed an agent of the Company. For all purposes, including but not limited to workers’ compensation and unemployment liability, the parties understand and agree that all persons furnishing services pursuant to this Agreement are deemed employees solely of the Adviser and not of the Company.
17. Counterparts
     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.
A–5

18. Notices
     Any notice under this Agreement shall be in writing to the other party and shall be delivered in person or by facsimile or electronic mail (followed by mailing such notice, express mail postage prepaid, on the day on which such facsimile or electronic mail is sent) to the applicable address set forth below or to such other address as the other party may designate from time to time for the receipt of such notice and shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail or electronic mail and mail, on the date on which such facsimile and confirmatory letter or electronic mail and confirmatory letter are sent.
     IN WITNESS WHEREOF, the parties, acting through their duly authorized representatives and intending to be legally bound hereby, have executed and delivered this Agreement to be effective as of the Effective Date.

RENN FUND, INC.

By ___________________________________________________

Name:

Title:

Date:

Address for Notices:

______________________________________________________

______________________________________________________

______________________________________________________

HORIZON ASSET MANAGEMENT LLC

By ___________________________________________________

Name:

Title:

Date:

Address for Notices:

______________________________________________________

______________________________________________________

______________________________________________________

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SPECIAL MEETING OF SHAREHOLDERS OF

RENN FUND, INC.

June 5, 2017

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent. you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL
The Notice of Meeting, proxy statement and proxy card are available at www.rencapital.com/renn_global.php

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS AND NOMINEES FOR DIRECTOR SET FORTH BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		For	Against	Abstain
	1. To approve a new investment advisory agreement between Horizon Asset Management LLC and Renn Fund, Inc. (the “Fund”).	☐	☐	☐
	2. To approve a proposal to revoke the Plan of Liquidation and Dissolution previously approved by the Fund’s shareholders at the Annual Meeting held on August 4, 2016.	☐	☐	☐

3. To elect Murray Stahl, Eric Sites, Alice C. Brennan, and Herbert M. Chain as Directors of the Fund, each of whom is to hold office for the remainder of the original three (3)-year term applicable to the class of Directors to which he or she is elected and until his or her successor is elected and qualified.

NEW ADDRESS:	Murray Stahl (Class Three)	☐	☐	☐
	Eric Sites (Class One)	☐	☐	☐
	Alice C. Brennan (Class One)	☐	☐	☐
	Herbert M. Chain (Class Two)	☐	☐	☐
	4. To ratify the appointment by the Fund’s Board of Directors of BKD, LLP, as the auditor of the Fund for the fiscal year ended December 31, 2016.	☐	☐	☐

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED HEREIN; where no choice is specified, it will be voted FOR each of the Proposals and nominees set forth above.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐
Signature of Shareholder	Date:	Signature of Shareholder		Date:

 Note Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF SHAREHOLDERS OF

RENN FUND, INC.

June 5, 2017

PROXY VOTING INSTRUCTIONS

INTERNET·- Access "www.voteproxy.com" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.
TELEPHONE -·Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

	Vote online/phone until 11:59 PM EST the day before the meeting.	COMPANY NUMBER

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
ACCOUNT NUMBER
IN PERSON - You may vote your shares in person by attending the Special Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent. you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL
The Notice of Meeting, proxy statement and proxy card are available at www.rencapital.com/renn_global.php

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the internet

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS AND NOMINEES FOR DIRECTOR SET FORTH BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

			For	Against	Abstain
		1. To approve a new investment advisory agreement between Horizon Asset Management LLC and Renn Fund, Inc. (the “Fund”).	☐	☐	☐
		2. To approve a proposal to revoke the Plan of Liquidation and Dissolution previously approved by the Fund’s shareholders at the Annual Meeting held on August 4, 2016.	☐	☐	☐

3. To elect Murray Stahl, Eric Sites, Alice C. Brennan, and Herbert M. Chain as Directors of the Fund, each of whom is to hold office for the remainder of the original three (3)-year term applicable to the class of Directors to which he or she is elected and until his or her successor is elected and qualified.

NEW ADDRESS:		Murray Stahl (Class Three)	☐	☐	☐
		Eric Sites (Class One)	☐	☐	☐
		Alice C. Brennan (Class One)	☐	☐	☐
		Herbert M. Chain (Class Two)	☐	☐	☐
		4. To ratify the appointment by the Fund’s Board of Directors of BKD, LLP, as the auditor of the Fund for the fiscal year ended December 31, 2016.	☐	☐	☐

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED HEREIN; where no choice is specified, it will be voted FOR each of the Proposals and nominees set forth above.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐
Signature of Shareholder	Date:	Signature of Shareholder	Date:

 Note  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

RENN FUND, INC.

FOR THE SPECIAL MEETING OF SHAREHOLDERS

JUNE 5, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of RENN Fund, Inc. (the "Fund") acknowledges receipt of the Notice of Special Meeting of Shareholders of the Fund and hereby appoints Russell Cleveland and Lynne Marie Simon, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Thompson & Knight, LLP, One Arts Plaza, 1722 Routh Street, Suite 1500, Dallas, Texas 75201 on Monday, June 5, 2017, at 10:00 a.m., Central Daylight Savings Time, and at all postponements or adjournments thereof, as indicated on this proxy. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and on such other matters as may properly come before the meeting (or any postponements or adjournments thereof) pursuant to the proxy in their discretion and as they deem appropriate. If there is not a quorum at the Special Meeting or there are not enough votes to approve any proposals at the Special Meeting, the persons named as proxies will vote those proxies for adjournment of the Special Meeting, unless this proxy card is marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

(Continued and to be signed on the reverse side.)